UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08915

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 16

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2014 (Registrant changed its fiscal
year end from July 31)

Date of reporting period:	10/31/2014

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL INCOME BUILDER FUND

ANNUAL REPORT • OCTOBER 31, 2014

(Formerly, Target Conservative Allocation Fund)

Fund Type

Tactical Allocation

Objective

Income and Long-term capital growth

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), a Prudential Financial company. Quantitative Management Associates LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). Prudential Fixed Income and Prudential Real Estate Investors, also known as PREI®, are business units of PIM. QMA, Jennison Associates, and PIM are registered investment advisers and Prudential Financial companies. © 2014 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, Jennison Associates, Jennison, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2014

Dear Shareholder:

We hope you find the annual report for the Prudential Income Builder Fund, formerly the Target Conservative Allocation Fund, informative and useful. The report covers performance for the 12-month period that ended October 31, 2014. On September 23, 2014, Quantitative Management Associates LLC, Jennison Associates LLC, Prudential Fixed Income, and Prudential Real Estate Investors became the Fund’s new investment subadvisers. Since the Fund was repositioned later in the reporting period, its performance is primarily based on the investment strategies of its previous subadvisers.

As always, Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Income Builder Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates LLC, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Income Builder Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/14
	One Year	Five Years	Ten Years
Class A	6.54%	49.84%	73.48%
Class B	5.76	44.39	61.08
Class C	5.77	44.39	61.09
Class R	6.35	48.08	69.45
Class Z	6.80	51.69	77.94
S&P 500 Index	17.24	116.27	119.89
Barclays US Aggregate Bond Index	4.14	22.97	57.34
Customized Blend Index*	8.86	57.08	87.73
Lipper Flexible Portfolio Funds Avg.	5.44	58.16	86.16

Average Annual Total Returns (With Sales Charges) as of 9/30/14
	One Year	Five Years	Ten Years	Since Inception
Class A	1.61%	6.89%	5.12%	—
Class B	1.68	7.17	4.93	—
Class C	5.77	7.32	4.93	—
Class R	7.29	7.85	N/A	5.41% (10/4/04)
Class Z	7.75	8.40	5.98	—
S&P 500 Index	19.70	15.69	8.10	—
Barclays US Aggregate Bond Index	3.96	4.12	4.62	—
Customized Blend Index*	9.39	8.93	6.45	—
Lipper Flexible Portfolio Funds Avg.	7.46	8.99	6.39	—

*The Fund no longer utilizes the Customized Blend Index Average for Fund performance comparisons and now utilizes the S&P 500 Index and the Barclays US Aggregate Bond Index. The S&P 500 Index and the Barclays US Aggregate Bond Index are now utilized for Fund performance comparisons because they are more consistent with the Fund’s current investment policies and strategies.

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Average Annual Total Returns (With Sales Charges) as of 10/31/14
	One Year	Five Years	Ten Years
Class A	0.68%	7.20%	5.07%
Class B	0.76	7.47	4.88
Class C	4.77	7.62	4.88
Class R	6.35	8.17	5.42
Class Z	6.80	8.69	5.93

Average Annual Total Returns (Without Sales Charges) as of 10/31/14
	One Year	Five Years	Ten Years
Class A	6.54%	8.42%	5.66%
Class B	5.76	7.62	4.88
Class C	5.77	7.62	4.88
Class R	6.35	8.17	5.42
Class Z	6.80	8.69	5.93

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Income Builder Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Barclays US Aggregate Index for the Prudential Income Builder Fund by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2004) and the account values at the end of the current fiscal year (October 31, 2014) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares

Prudential Income Builder Fund	3

Your Fund’s Performance (continued)

only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Year 1) 4% (Year 2) 3% (Year 3) 2% (Year 4) 1% (Years 5/6) 0% (Year 7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired by except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Barclays US Aggregate Bond Index

The Barclays US Aggregate Bond Index is unmanaged and represents securities that are SEC-registered, taxable, and dollar denominated. It covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Barclays

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US Aggregate Bond Index Closest Month-End to Inception average annual total return as of 9/30/14 is 4.62% for Class R.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large US public companies. It gives an indication of how US stock prices have performed. S&P 500 Index Closest Month-End to Inception average annual total return as of 9/30/14 is 8.10% for Class R.

Customized Blend Index

The Customized Blend Index (Customized Blend) is a model portfolio consisting of the Russell 3000 Index (40%) and the Barclays US Aggregate Bond Index (60%). Customized Blend Index Closest Month-End to Inception average annual total return as of 9/30/14 is 6.45% for Class R.

Lipper Flexible Portfolio Funds Average

The Lipper Flexible Portfolio Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Flexible Portfolio Funds category for the periods noted. Lipper Average Closest Month-End to Inception average annual total return as of 9/30/14 is 6.39% for Class R. The funds in the Lipper Average allocate their investments to both domestic and foreign securities across traditional asset classes with a focus on total return.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/14
Prudential Jennison MLP Fund, Affiliated Mutual Funds	12.2%
Prudential Short Duration High Yield Income Fund, Affiliated Mutual Funds	7.2
PowerShares Preferred Portfolio ETF, Exchange Traded Funds	4.9
SPDR Barclays Convertible Securities ETF, Exchange Traded Funds	4.8
Prudential Short-Term Corporate Bond Fund, Inc., Affiliated Mutual Funds	2.2

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/14
Affiliated Mutual Funds	21.6%
Foreign Government Bonds	13.9
Real Estate Investment Trusts (REITs)	10.7
Exchange Traded Funds	9.8
Foreign Agencies	3.6

Industry weightings reflect only long-term investments and are subject to change.

Prudential Income Builder Fund	5

Strategy and Performance Overview

The Prudential Income Builder Fund’s Class A shares gained 6.54% for the 12-months ended October 31, 2014, outperforming the 4.14% return of the Barclays US Aggregate Bond Index, and the 5.44% return of the Lipper Flexible Portfolio Funds Average.

The Prudential Income Builder Fund was repositioned on September 23, 2014, thereby experiencing a relatively short period of performance through the end of October. Therefore, the majority of the return was based on the performance of the strategy of the former Target Conservative Allocation Fund.

How did the US and international equities markets perform?

•

The broad based S&P 500 Index returned 17.24% during the 12-month reporting period compared with poor returns in international stocks. In the fourth quarter of 2013, US equities posted solid gains, capping a banner year. In December, amid strong economic growth, investors enthusiastically greeted the Federal Reserve’s (the Fed) announcement that it would begin tapering its bond-purchasing programs in January 2014, and stocks rallied. International equities also generated positive returns with Europe being the primary source of strength, as the region moved out of recession and seemed likely to benefit from reduced austerity and improved financial conditions.

•

During the first quarter, US equities battled a harsh winter that threatened economic growth. Meanwhile, Europe struggled to combat deflationary pressures while heightened geopolitical tensions between Ukraine and Russia threatened market stability. Both US and international equities eked out small gains.

•

Early on in the second quarter, geopolitical tensions in the Middle East and the Ukraine, coupled with uncertainty about corporate earnings, held equity markets back. The persistently fragile recovery in Europe and weakness in Japan contributed to softer-than-expected global economic growth. In addition, first-quarter gross domestic product (GDP) growth was also revised downward to its worst contraction in five years. Despite these headwinds, both international and US equity markets posted modest gains driven by the continued strengthening of the global manufacturing sector along with additional accommodative policy measures from the European Central Bank.

•

Global stock markets had a more volatile third quarter as divergences in global growth and monetary policy weighed on stock prices and sentiment, which were further exacerbated by large declines in global energy prices. The US proved most resilient as the S&P 500 advanced 1.1%, driven by solid fundamentals and robust economic growth. US stock markets seemed mostly

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immune to intensifying geopolitical tensions, but European market returns struggled as the region’s economic woes continued to mount, additional stimulus efforts remained elusive, and ongoing tensions with Russia weighed on sentiment. Notably, Germany and France experienced steep declines. Elsewhere, Asian markets recorded mostly tepid returns, with stocks in Singapore and Hong Kong advancing as Japanese stocks declined.

•

During October, international markets posted steep declines due to geopolitical strife, concerns about China’s slowdown, and fears of the potentially detrimental effects of rising US interest rates. The strength of the US dollar, which gained nearly 8% versus the euro and yen, negatively impacted currency translation for Europe and Asia. Developed markets in the Asia-Pacific region held up better than most euro zone markets, but emerging Asian markets generated mixed results. In the US, concerns about the global slowdown led to a sharp equity market pullback in mid-October. However, unexpected stimulus measures from the Bank of Japan along with solid third-quarter US earnings reports and upbeat US economic news, helped push the S&P 500 to close October, and the quarter, at a record high.

How did the US investment-grade bond market perform?

•

2013 was a challenging year for fixed income investments, but as the economic outlook and investor sentiment improved, corporate bonds, as measured by the Barclays US Aggregate Bond Index, eked out a 0.14% return, outperforming US Treasury securities.

•

During the first quarter of 2014, both investment-grade corporate bonds and US Treasury securities performed well on falling longer-term interest rates, strong investor demand, continued solid fundamentals in the US, and improving sentiment in the eurozone.

•

Investment-grade bonds rallied in second quarter, posting somewhat larger gains than US Treasury securities, as global bond markets gained steam amid subdued economic growth, ongoing accommodative central bank policies, and favorable credit fundamentals.

•

During the third quarter, US corporate fundamentals held steady at decade-high levels, despite an increase in mergers and acquisitions and in shareholder-friendly activities. Corporate revenues rose, earnings growth accelerated, and free cash flow remained high. However, investment-grade corporate bonds lagged US Treasury securities, where foreign purchases and a strengthening US dollar drove prices up and yields down.

Prudential Income Builder Fund	7

Strategy and Performance Overview (continued)

•	In the final month of the reporting period, both corporate and US Treasury prices advanced amid fears of a global slowdown and the expected Fed rate increases.

How did asset allocation affect the Fund’s performance?

•

The Fund seeks income and long-term capital growth by investing primarily in income-focused equity, fixed income, and non-traditional investments. At the initial launch of the repositioned Fund, the Fund was diversified across an array of income-oriented asset classes and positioned to reflect strategic tilts based on Quantitative Management Associates’ (QMA) long-term expectations for returns, yields, and risks of each underlying asset class.

•

Within equities, an allocation to master limited partnerships (MLPs) was the main detractor, as MLPs underperformed the S&P 500 during the period. The loss was mitigated by diversification into non-traditional investments, as an allocation to global REITs (real estate investment trusts) significantly outperformed the S&P 500. Allocations to hybrid securities added value, as both preferred stocks and convertible bonds outperformed the S&P 500 and the Barclays Aggregate, although by marginal amounts.

•

Allocations within the fixed income segment of the Fund, particularly within high yield bonds, also detracted from performance, as short-term corporate, high yield, and emerging market debt underperformed the Barclays Aggregate Index.

How did the underlying managers contribute or detract from the Fund’s performance?

•

On balance, the underlying managers underperformed their respective benchmarks. Poor performance of the underlying ETFs (exchange traded funds) within the hybrid securities allocation also detracted from the Fund’s performance; mainly the SPDR Barclays Convertible Securities ETF, which posted weak returns for the period.

•	Negative contributions from managers were mitigated by the strong outperformance of the Prudential Jennison MLP Fund, which significantly outperformed its index.

Did the Fund hold derivatives, and did they affect performance?

There are currently no derivative holdings at the Fund level. However, the underlying subadvisers may utilize derivatives as part of managing their respective mandates.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2014, at the beginning of the period, and held through the six-month period ended October 31, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in

Prudential Income Builder Fund	9

Fees and Expenses (continued)

amount, or may be waived, based on your total account balance or the number of Prudential Investments Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Income Builder Fund		Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio Based on the Six-Month Period**	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,035.60	1.12%	$5.75
	Hypothetical	$1,000.00	$1,019.56	1.12%	$5.70

Class B	Actual	$1,000.00	$1,031.70	1.87%	$9.58
	Hypothetical	$1,000.00	$1,015.78	1.87%	$9.50

Class C	Actual	$1,000.00	$1,031.70	1.87%	$9.58
	Hypothetical	$1,000.00	$1,015.78	1.87%	$9.50

Class R	Actual	$1,000.00	$1,034.50	1.37%	$7.03
	Hypothetical	$1,000.00	$1,018.30	1.37%	$6.97

Class Z	Actual	$1,000.00	$1,036.60	0.87%	$4.47
	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2014, and divided by 365 days (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**The Annualized Expense Ratio has been calculated using a 92-day period ended October 31, 2014 due to the Fund’s fiscal year end change from July 31, 2014 to October 31, 2014.

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The Fund’s annualized expense ratios for the year ended October 31, 2014, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.92%	1.03%
B	2.59	1.78
C	2.61	1.78
R	2.45	1.25
Z	1.64	0.77

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Income Builder Fund	11

Portfolio of Investments

as of October 31, 2014

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 97.3%

COMMON STOCKS 25.4%

Aerospace & Defense 0.2%
Boeing Co. (The)	2,017	$251,944

Airlines 0.4%
Air Canada (Canada) (Class A Stock)(a)	12,531	104,402
Delta Air Lines, Inc.	3,407	137,064
United Continental Holdings, Inc.(a)	5,161	272,552

		514,018

Banks 1.1%
Bank of America Corp.	18,396	315,676
BankUnited, Inc.	5,770	172,523
JPMorgan Chase & Co.	4,806	290,667
Wells Fargo & Co.	8,148	432,577

		1,211,443

Beverages 0.5%
Britvic PLC (United Kingdom)	27,732	302,361
Molson Coors Brewing Co. (Class B Stock)	3,483	259,065

		561,426

Biotechnology 0.3%
Biogen Idec, Inc.(a)	564	181,089
Celgene Corp.(a)	1,968	210,753

		391,842

Capital Markets 0.3%
Anima Holding SpA (Italy)(a)	30,446	142,522
Azimut Holding SpA (Italy)	7,429	173,884

		316,406

Chemicals 0.4%
Air Products & Chemicals, Inc.	1,002	134,929
Monsanto Co.	498	57,290
Potash Corp. of Saskatchewan, Inc. (Canada)	7,517	256,856

		449,075

Commercial Services & Supplies 0.1%
Spotless Group Holdings Ltd. (Australia)(a)	53,443	90,425

See Notes to Financial Statements.

Prudential Income Builder Fund	13

Portfolio of Investments

as of October 31, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Communications Equipment 0.3%
Cisco Systems, Inc.	12,269	$300,222

Diversified Telecommunication Services 0.7%
Frontier Communications Corp.	97,017	634,491
Verizon Communications, Inc.	3,140	157,785

		792,276

Electric Utilities 0.3%
Alupar Investimento SA (Brazil)	8,788	64,512
NRG Yield, Inc. (Class A Stock)	5,343	266,990

		331,502

Food Products 0.4%
Mondelez International, Inc. (Class A Stock)	6,711	236,630
Pinnacle Foods, Inc.	5,496	185,765

		422,395

Hotels, Restaurants & Leisure 0.6%
Carnival Corp.	4,630	185,894
Merlin Entertainments PLC (United Kingdom)	23,247	131,455
Starbucks Corp.	3,318	250,708
Wendy’s Co. (The)	18,002	144,376

		712,433

Household Products 0.2%
Procter & Gamble Co. (The)	3,375	294,536

Independent Power & Renewable Electricity Producers 0.2%
Abengoa Yield PLC (Spain)(a)	6,728	218,660

Industrial Conglomerates 0.3%
General Electric Co.	5,297	136,716
Siemens AG (Germany), ADR	2,191	247,013

		383,729

Insurance 0.3%
MetLife, Inc.	6,384	346,268

Internet Software & Services 0.2%
Yahoo!, Inc.(a)	4,759	219,152

See Notes to Financial Statements.

14

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

IT Services 0.4%
Xerox Corp.	32,129	$426,673

Life Sciences Tools & Services 0.2%
Thermo Fisher Scientific, Inc.	2,179	256,185

Media 0.5%
Cinemark Holdings, Inc.	5,453	192,600
Lagardere SCA (France)	1,045	25,431
Time Warner, Inc.	3,906	310,410

		528,441

Metals & Mining 0.1%
U.S. Silica Holdings, Inc.	1,517	68,113

Multi-Utilities 0.2%
Veolia Environnement SA (France)	11,220	186,351

Oil, Gas & Consumable Fuels 2.4%
Cheniere Energy Partners LP Holding LLC	10,077	243,460
Cheniere Energy, Inc.(a)	2,166	162,450
EnLink Midstream LLC	2,829	107,219
Kinder Morgan, Inc.	7,683	297,332
Noble Energy, Inc.	1,636	94,283
ONEOK, Inc.	3,008	177,292
Pembina Pipeline Corp. (Canada)	4,635	192,074
Phillips 66	2,656	208,496
Plains GP Holdings LP (Class A Stock)	4,224	121,144
SemGroup Corp. (Class A Stock)	3,698	283,821
Targa Resources Corp.	2,885	371,098
Western Refining, Inc.	2,296	104,675
Williams Cos., Inc. (The)	6,060	336,391

		2,699,735

Pharmaceuticals 1.7%
AbbVie, Inc.	6,944	440,666
Bristol-Myers Squibb Co.	9,145	532,148
Endo International PLC(a)	2,944	197,012
Merck & Co., Inc.	8,541	494,866
Pfizer, Inc.	4,021	120,429
Roche Holding AG (Switzerland)	699	206,276

		1,991,397

See Notes to Financial Statements.

Prudential Income Builder Fund	15

Portfolio of Investments

as of October 31, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Real Estate Investment Trusts (REITs) 9.6%
Alstria Office REIT-AG (Germany)(a)	8,722	$108,284
Ascendas Real Estate Investment Trust (Singapore)	116,000	201,488
Boston Properties, Inc.	4,300	545,025
Cache Logistics Trust, REIT (Singapore)	527,000	479,885
Canadian Apartment Properties REIT (Canada)	5,152	114,281
CFS Retail Property Trust Group (Australia)	176,174	327,684
Charter Hall Retail (Australia)	104,474	374,635
Chartwell Retirement Residences (Canada)	6,786	69,242
Columbia Property Trust, Inc.	8,099	204,338
Crown Castle International Corp.	1,805	141,007
Dexus Property Group (Australia)	149,591	159,884
Eurocommercial Properties NV (Netherlands)	7,443	339,781
Excel Trust, Inc.	23,816	309,608
Federation Centres (Australia)	106,329	255,339
First Potomac Realty Trust	26,992	337,400
Fonciere Des Regions (France)	2,644	243,077
Geo Group, Inc. (The)	5,511	220,109
GPT Group (The) (Australia)	45,341	164,809
Health Care REIT, Inc.	1,765	125,509
Healthcare Trust of America, Inc. (Class A Stock)	15,975	205,119
ICADE (France)	2,498	198,747
Investa Office Fund (Australia)	51,447	162,321
Keppel REIT (Singapore)	591,000	561,652
Lexington Realty Trust	39,204	429,676
Mapletree Industrial Trust (Singapore)	395,000	453,670
MFA Financial, Inc.	37,118	311,049
Mirvac Group (Australia)	73,915	117,268
Physicians Realty Trust	24,209	371,366
Piedmont Office Realty Trust, Inc. (Class A Stock)	5,800	112,810
RioCan Real Estate Investment Trust (Canada)	8,545	201,295
Sabra Health Care REIT, Inc.	17,573	502,061
Senior Housing Properties Trust	17,300	390,807
Spirit Realty Capital, Inc.	28,517	339,352
STAG Industrial, Inc.	14,600	356,240
Starwood Property Trust, Inc.	6,386	144,068
Stockland (Australia)	68,859	257,449
Suntec Real Estate Investment Trust (Singapore)	155,000	215,345
Taubman Centers, Inc.	7,000	532,350
Westfield Corp. (Australia)	54,425	382,446

		10,966,476

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Road & Rail 0.6%
Canadian Pacific Railway Ltd. (Canada)	1,939	$402,691
Union Pacific Corp.	2,284	265,972

		668,663

Semiconductors & Semiconductor Equipment 0.2%
Xilinx, Inc.	4,133	183,836

Software 0.6%
Activision Blizzard, Inc.	12,337	246,123
Microsoft Corp.	9,236	433,630

		679,753

Specialty Retail 0.5%
GameStop Corp. (Class A Stock)	6,865	293,547
Home Depot, Inc. (The)	3,149	307,091

		600,638

Technology Hardware, Storage & Peripherals 1.0%
Apple, Inc.	8,139	879,012
Diebold, Inc.	6,246	221,296

		1,100,308

Tobacco 0.3%
Lorillard, Inc.	5,534	340,341

Wireless Telecommunication Services 0.3%
Vodafone Group PLC (United Kingdom), ADR	9,959	330,838

TOTAL COMMON STOCKS (cost $26,067,693)		28,835,500

EXCHANGE TRADED FUNDS 9.8%
PowerShares Preferred Portfolio ETF	383,876	5,604,590
SPDR Barclays Convertible Securities ETF	109,974	5,476,705

TOTAL EXCHANGE TRADED FUNDS (cost $11,052,341)		11,081,295

PREFERRED STOCKS 1.1%

Independent Power & Renewable Electricity Producers 0.1%
Dynegy, Inc., CVT, 5.375%(a)	956	96,078

See Notes to Financial Statements.

Prudential Income Builder Fund	17

Portfolio of Investments

as of October 31, 2014 continued

Description			Shares	Value (Note 1)
PREFERRED STOCKS (Continued)

Real Estate Investment Trusts (REITs) 1.0%
American Realty Capital Properties, Inc., Series F, 6.700%			7,000	$154,140
Campus Crest Communities, Inc., Series A, 8.000%			6,600	168,828
Digital Realty Trust, Inc., Series H, 7.375%			6,500	173,615
Inland Real Estate Corp., Series B, 6.950%			13,000	331,760
Lasalle Hotel Properties, Series 1, 6.375%			6,700	166,327
Urstadt Biddle Properties, Inc., Series G, 6.750%(a)			6,000	152,100

				1,146,770

TOTAL PREFERRED STOCKS (cost $1,236,735)				1,242,848

	Interest Rate	Maturity Date	Principal Amount (000)#
CORPORATE BONDS 21.3%

Aerospace & Defense 0.1%
TransDigm, Inc., Gtd. Notes	6.000%	07/15/22	100	101,125

Automotive 0.7%
American Axle & Manufacturing, Inc.,
Gtd. Notes	6.625	10/15/22	150	160,125
Gtd. Notes	7.750	11/15/19	150	168,000
Chrysler Group LLC/CG Co-Issuer Inc., Sec’d. Notes	8.250	06/15/21	200	223,500
General Motors Co., Sr. Unsec’d. Notes	4.875	10/02/23	100	107,125
Lear Corp., Gtd. Notes	8.125	03/15/20	100	105,625

				764,375

Biotechnology 0.3%
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A	6.750	08/15/18	150	159,563
Gtd. Notes, 144A	6.875	12/01/18	150	155,250

				314,813

Building Materials & Construction 0.4%
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A	5.700	01/11/25	200	195,940
Sr. Sec’d. Notes, 144A	6.500	12/10/19	200	214,250

				410,190

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Capital Goods 0.4%
Jurassic Holdings III, Inc., Sec’d. Notes, 144A	6.875%	02/15/21	100	$100,750
Laureate Education, Inc., Gtd. Notes, 144A	9.750	09/01/19	100	103,000
United Rentals North America, Inc., Sr. Unsec’d. Notes	8.250	02/01/21	250	272,500

				476,250

Chemicals 1.7%
Axalta Coating Systems US Holdings Inc./Axalta Coating Systems Dutch Holdings BV, Gtd. Notes, 144A	7.375	05/01/21	250	270,625
Hexion US Finance Corp., Sr. Sec’d. Notes	6.625	04/15/20	250	250,000
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, Sec’d. Notes	9.000	11/15/20	250	230,625
Huntsman International LLC,
Gtd. Notes	8.625	03/15/20	125	134,095
Gtd. Notes, 144A	5.125	11/15/22	50	50,313
Koppers, Inc., Gtd. Notes	7.875	12/01/19	155	160,812
PolyOne Corp., Sr. Unsec’d. Notes	7.375	09/15/20	200	212,000
Taminco Global Chemical Corp. (Belgium), Sec’d. Notes, 144A	9.750	03/31/20	350	385,000
TPC Group, Inc., Sr. Sec’d. Notes, 144A (original cost $258,750; purchased 10/21/14)(b)(c)	8.750	12/15/20	250	261,562

				1,955,032

Commercial Services & Supplies 0.9%
Covanta Holding Corp., Sr. Unsec’d. Notes	5.875	03/01/24	200	206,500
Service Corp. International, Sr. Unsec’d. Notes	5.375	05/15/24	200	206,000
TransUnion Holding Co., Inc.,
Sr. Unsec’d. Notes, PIK	8.125	06/15/18	250	260,000
Sr. Unsec’d. Notes, PIK	9.625	06/15/18	300	309,750

				982,250

Construction & Engineering 0.2%
Odebrecht Finance Ltd. (Brazil), Gtd. Notes, RegS (original cost $218,750; purchased 09/24/14)(b)(c)	7.125	06/26/42	200	209,900

See Notes to Financial Statements.

Prudential Income Builder Fund	19

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Containers & Packaging 0.8%
Ardagh Finance Holdings SA (Luxembourg), Sr. Unsec’d. Notes, PIK, 144A	8.625%	06/15/19	200	$204,502
Exopack Holdings SA, Gtd. Notes, 144A	7.875	11/01/19	200	210,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Gtd. Notes	9.000	04/15/19	150	156,750
Gtd. Notes	9.875	08/15/19	100	108,625
Sealed Air Corp., Gtd. Notes, 144A	8.375	09/15/21	250	283,125

				963,002

Distribution/Wholesale 0.3%
Brightstar Corp., Sr. Unsec’d. Notes, 144A (original cost $324,625; purchased 09/30/14 - 10/29/14)(b)(c)	7.250	08/01/18	300	322,500

Diversified Financial Services 0.7%
CIT Group, Inc., Sr. Unsec’d. Notes	5.000	08/15/22	250	261,563
Consolidated Energy Finance SA (Luxembourg), Gtd. Notes, 144A	6.750	10/15/19	200	204,000
International Lease Finance Corp.,
Sr. Unsec’d. Notes	5.875	08/15/22	100	108,500
Sr. Unsec’d. Notes	8.625	01/15/22	50	62,000
Springleaf Finance Corp.,
Gtd. Notes	6.000	06/01/20	50	51,750
Gtd. Notes	8.250	10/01/23	100	114,750

				802,563

Electric Utilities 0.8%
Calpine Corp., Sr. Sec’d. Notes, 144A	7.875	01/15/23	125	138,438
DPL, Inc., Sr. Unsec’d. Notes, 144A	6.750	10/01/19	250	258,125
GenOn Energy, Inc., Sr. Unsec’d. Notes	9.875	10/15/20	50	51,875
Mirant Mid-Atlantic, Series B, Pass-Through Trust, Pass-Through Certificates	9.125	06/30/17	50	53,831
NRG Energy, Inc.,
Gtd. Notes	6.250	07/15/22	250	261,250
Gtd. Notes, 144A	6.250	05/01/24	100	103,250

				866,769

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Food & Staples Retailing 0.6%
ESAL GmbH (Brazil), Gtd. Notes, 144A	6.250%	02/05/23	200	$204,000
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A (original cost $264,375; purchased 09/26/14)(b)(c)	7.250	06/01/21	250	266,250
Post Holdings, Inc., Gtd. Notes, 144A	6.750	12/01/21	100	99,875
Smithfield Foods, Inc., Sr. Unsec’d. Notes	6.625	08/15/22	100	109,000

				679,125

Health Care Providers & Services 1.2%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., Gtd. Notes	6.000	10/15/21	100	103,000
Biomet, Inc., Gtd. Notes	6.500	08/01/20	250	267,500
Capella Healthcare, Inc., Gtd. Notes	9.250	07/01/17	125	130,781
CHS/Community Health Systems, Inc., Gtd. Notes	8.000	11/15/19	250	270,000
Crimson Merger Sub., Inc., Sr. Unsec’d. Notes, 144A	6.625	05/15/22	125	116,875
HCA, Inc., Gtd. Notes	5.875	05/01/23	250	268,750
Tenet Healthcare Corp., Sr. Unsec’d. Notes	6.750	02/01/20	250	264,375

				1,421,281

Home Builders 0.3%
Beazer Homes USA, Inc., Sr. Sec’d. Notes	6.625	04/15/18	150	156,375
D.R. Horton, Inc., Gtd. Notes	4.750	02/15/23	100	98,750
Standard Pacific Corp., Gtd. Notes	8.375	01/15/21	100	116,750

				371,875

Hotels, Restaurants & Leisure 1.8%
CCM Merger, Inc., Gtd. Notes, 144A (original cost $212,000; purchased 09/26/14)(b)(c)	9.125	05/01/19	200	215,000
Felcor Lodging LP, Sr. Sec’d. Notes	6.750	06/01/19	250	260,000
Golden Nugget Escrow, Inc., Sr. Unsec’d. Notes, 144A	8.500	12/01/21	125	124,375
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Gtd. Notes, 144A	5.625	10/15/21	300	316,125
Isle of Capri Casinos, Inc., Gtd. Notes	7.750	03/15/19	100	105,000
MCE Finance Ltd. (Hong Kong), Gtd. Notes, 144A	5.000	02/15/21	200	197,000
MGM Resorts International, Gtd. Notes	6.625	12/15/21	200	219,000
Penn National Gaming, Inc., Sr. Unsec’d. Notes	5.875	11/01/21	100	95,500

See Notes to Financial Statements.

Prudential Income Builder Fund	21

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Hotels, Restaurants & Leisure (cont’d.)
Pinnacle Entertainment, Inc.,
Gtd. Notes	7.750%	04/01/22	100	$109,250
Gtd. Notes	8.750	05/15/20	150	159,375
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Sr. Sec’d. Notes, 144A	6.375	06/01/21	200	191,500

				1,992,125

Machinery 0.4%
Cleaver-Brooks, Inc., Sr. Sec’d. Notes, 144A (original cost $163,250; purchased 10/06/14 - 10/21/14)(b)(c)	8.750	12/15/19	150	163,125
Columbus McKinnon Corp., Gtd. Notes	7.875	02/01/19	150	156,750
Vander Intermediate Holding II Corp., Sr. Unsec’d. Notes, PIK, 144A	9.750	02/01/19	25	26,500
Zebra Technologies Corp., Sr. Unsec’d. Notes, 144A	7.250	10/15/22	100	105,250

				451,625

Media 2.2%
AMC Networks, Inc., Gtd. Notes	7.750	07/15/21	100	109,000
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes	5.750	01/15/24	300	307,125
Gtd. Notes	8.125	04/30/20	100	106,000
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	5.125	12/15/21	300	292,875
Columbus International, Inc. (Barbados), Gtd. Notes, RegS (original cost $211,700; purchased 10/01/14)(b)(c)	7.375	03/30/21	200	212,000
CSC Holdings LLC, Sr. Unsec’d. Notes	6.750	11/15/21	250	278,125
DISH DBS Corp., Gtd. Notes	6.750	06/01/21	250	277,500
Gannett Co., Inc., Gtd. Notes	6.375	10/15/23	200	215,000
Media General Financing Sub, Inc., Sr. Unsec’d. Notes, 144A	5.875	11/15/22	25	25,188
Quebecor Media, Inc. (Canada), Sr. Unsec’d. Notes	5.750	01/15/23	400	412,000
Sinclair Television Group, Inc., Gtd. Notes	6.375	11/01/21	100	104,250

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Media (cont’d.)
Univision Communications, Inc., Sr. Sec’d. Notes, 144A (original cost $158,100; purchased 10/27/14)(b)(c)	6.875%	05/15/19	150	$157,687

				2,496,750

Metals & Mining 1.3%
AK Steel Corp., Gtd. Notes	7.625	10/01/21	150	150,375
Alcoa, Inc., Sr. Unsec’d. Notes	5.125	10/01/24	200	211,143
ArcelorMittal (Luxembourg),
Sr. Unsec’d. Notes	6.125	06/01/18	200	214,000
Sr. Unsec’d. Notes	6.750	02/25/22	100	111,010
CITIC Ltd. (China), Sr. Unsec’d. Notes	6.800	01/17/23	200	230,008
Eldorado Gold Corp. (Canada), Sr. Unsec’d. Notes, 144A	6.125	12/15/20	175	173,250
First Quantum Minerals Ltd. (Canada), Gtd. Notes, 144A	7.000	02/15/21	50	49,063
FMG Resources August 2006 Pty Ltd. (Australia), Gtd. Notes, 144A	8.250	11/01/19	50	51,875
Lundin Mining Corp. (Canada), Sr. Sec’d. Notes, 144A	7.875	11/01/22	250	260,000
New Gold, Inc. (Canada), Sr. Unsec’d. Notes, 144A	6.250	11/15/22	50	48,875

				1,499,599

Oil, Gas & Consumable Fuels 1.2%
California Resources Corp., Gtd. Notes, 144A	6.000	11/15/24	350	357,000
EP Energy LLC/Everest Acquistion Finance, Inc., Gtd. Notes	9.375	05/01/20	100	109,250
Kodiak Oil & Gas Corp., Gtd. Notes	8.125	12/01/19	200	215,000
Newfield Exploration Co., Sr. Sub. Notes	6.875	02/01/20	300	311,250
Pacific Rubiales Energy Corp. (Colombia), Gtd. Notes, 144A	5.375	01/26/19	200	200,500
Sanchez Energy Corp., Gtd. Notes	7.750	06/15/21	50	51,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	6.875	02/01/21	50	53,750
YPF SA (Argentina), Sr. Unsec’d. Notes, RegS	8.875	12/19/18	100	104,500

				1,402,250

See Notes to Financial Statements.

Prudential Income Builder Fund	23

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) 0.1%
RHP Hotel Properties LP/RHP Finance Corp., Gtd. Notes	5.000%	04/15/21	100	$99,500
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes	5.375	06/01/23	50	50,750

				150,250

Semiconductors & Semiconductor Equipment 0.2%
Sensata Technologies BV (Netherlands), Gtd. Notes, 144A	6.500	05/15/19	250	261,563

Software 1.1%
BMC Software Finance, Inc., Sr. Unsec’d. Notes, 144A	8.125	07/15/21	200	191,500
First Data Corp., Gtd. Notes	12.625	01/15/21	500	603,750
Infor US, Inc., Gtd. Notes	9.375	04/01/19	250	271,875
Nuance Communications, Inc., Gtd. Notes, 144A	5.375	08/15/20	50	50,250
Sophia LP/Sophia Finance, Inc., Gtd. Notes, 144A	9.750	01/15/19	100	107,250

				1,224,625

Specialty Retail 1.2%
1011778 BC ULC/New Red Finance, Inc. (Canada), Sec’d. Notes, 144A	6.000	04/01/22	75	76,031
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A	9.000	03/15/19	100	102,000
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., Sr. Unsec’d. Notes	8.625	06/15/20	100	104,000
L Brands, Inc., Gtd. Notes	5.625	02/15/22	200	214,500
Landry’s, Inc., Sr. Unsec’d. Notes, 144A (original cost $159,938; purchased 10/28/14)(b)(c)	9.375	05/01/20	150	160,312
Neiman Marcus Group Ltd. LLC, Gtd. Notes, 144A	8.000	10/15/21	100	106,669
Petco Holdings, Inc., Sr. Unsec’d. Notes, PIK, 144A (original cost $303,000; purchased 10/20/14)(b)(c)	8.500	10/15/17	300	301,500
Tops Holding Corp./Tops Markets LLC, Sr. Sec’d. Notes	8.875	12/15/17	250	256,875

				1,321,887

Technology Hardware, Storage & Peripherals 0.4%
CDW LLC/CDW Finance Corp., Gtd. Notes	8.500	04/01/19	150	159,000
IHS, Inc., Gtd. Notes, 144A	5.000	11/01/22	250	253,750

				412,750

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Wireless Telecommunication Services 2.0%
Bharti Airtel International Netherlands BV (India), Gtd. Notes, RegS	5.125%	03/11/23	200	$211,256
CenturyLink, Inc., Sr. Unsec’d. Notes	5.625	04/01/20	100	106,000
CommScope Holding Co., Inc., Sr. Unsec’d. Notes, PIK, 144A	6.625	06/01/20	150	157,875
Digicel Ltd. (Jamaica), Sr. Unsec’d. Notes, RegS	8.250	09/01/17	100	102,375
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	7.250	04/01/19	200	210,000
Level 3 Financing, Inc., Gtd. Notes, 144A	6.125	01/15/21	200	209,750
Sprint Communications, Inc., Gtd. Notes, 144A	9.000	11/15/18	250	294,062
Sprint Corp., Gtd. Notes, 144A	7.125	06/15/24	250	256,875
T-Mobile USA, Inc., Gtd. Notes	6.625	04/01/23	250	263,750
TBG Global Pte Ltd. (Indonesia), Gtd. Notes, RegS	4.625	04/03/18	200	201,000
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (Russia), Sr. Unsec’d. Notes, RegS	9.125	04/30/18	100	107,875
Wind Acquisition Finance SA (Italy), Sr. Sec’d. Notes, 144A	6.500	04/30/20	200	208,000

				2,328,818

TOTAL CORPORATE BONDS (cost $23,971,236)				24,183,292

FOREIGN AGENCIES 3.6%
Banco de Costa Rica (Costa Rica), Gov’t. Gtd. Notes, RegS	5.250	08/12/18	200	205,680
CNOOC Nexen Finance 2014 ULC (China), Gtd. Notes	4.250	04/30/24	200	206,629
Eskom Holdings SOC Ltd. (South Africa), Sr. Unsec’d. Notes, RegS	5.750	01/26/21	200	206,540
Export Credit Bank of Turkey (Turkey), Sr. Unsec’d. Notes, 144A	5.000	09/23/21	200	201,532
Gazprom OAO Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, RegS	8.625	04/28/34	85	99,960
Sr. Unsec’d. Notes, RegS	9.250	04/23/19	105	121,296
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, RegS	5.750	04/30/43	350	340,375
Sr. Unsec’d. Notes, RegS	7.000	05/05/20	250	281,625
Majapahit Holding BV (Indonesia), Gtd. Notes, RegS	7.750	01/20/20	300	349,125

See Notes to Financial Statements.

Prudential Income Builder Fund	25

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN AGENCIES (Continued)
National Savings Bank (Sri Lanka), Sr. Unsec’d. Notes, RegS	8.875%	09/18/18		200	$226,760
Pertamina Persero PT (Indonesia), Sr. Unsec’d. Notes, RegS	5.625	05/20/43		400	383,000
Petroleos de Venezuela SA (Venezuela),
Bonds, RegS	6.000	05/16/24		200	102,880
Gtd. Notes, RegS	8.500	11/02/17		500	378,700
Petroleos Mexicanos (Mexico), Gtd. Notes	5.500	06/27/44		440	458,700
Russian Agricultural Bank OJSC Via RSHB Capital SA (Russia), Sr. Unsec’d. Notes, RegS	7.750	05/29/18		120	124,921
Sinopec Group Overseas Development 2012 Ltd. (China), Gtd. Notes, RegS	4.875	05/17/42		200	211,864
Vnesheconombank Via VEB Finance PLC (Russia), Sr. Unsec’d. Notes, RegS	6.902	07/09/20		150	153,188
VTB Bank OJSC Via VTB Capital SA (Russia), Sr. Unsec’d. Notes, RegS	6.875	11/11/14		100	102,000

TOTAL FOREIGN AGENCIES (cost $4,174,964)					4,154,775

FOREIGN GOVERNMENT BONDS 13.9%
Argentina Boden Bonds (Argentina), Bonds	7.000	10/03/15		400	375,111
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes(d)	8.280	12/31/33		701	618,649
Sr. Unsec’d. Notes	8.750	06/02/17		75	65,813
Bahrain Government International Bond (Bahrain), Bonds, 144A	6.000	09/19/44		200	207,000
Brazil Government International Bond (Brazil), Sr. Unsec’d. Notes	8.250	01/20/34		325	450,125
Brazil Loan Trust 1 (Brazil), Gov’t. Gtd. Notes, RegS	5.477	07/24/23		150	155,625
Brazil Notas do Tesouro Nacional (Brazil),
Notes	10.000	01/01/23	BRL	350	126,861
Sr. Notes	10.000	01/01/17	BRL	110	42,521
Series F, Notes	10.000	01/01/21	BRL	450	165,976
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes	7.375	09/18/37		220	296,450
Sr. Unsec’d. Notes	8.125	05/21/24		100	133,250
Costa Rica Government International Bond (Costa Rica), Sr. Unsec’d. Notes, RegS	4.250	01/26/23		200	190,000

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN GOVERNMENT BONDS (Continued)
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes, RegS	6.375%	03/24/21		300	$329,625
Sr. Unsec’d. Notes, RegS	6.750	11/05/19		300	332,625
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, RegS	7.450	04/30/44		200	223,500
Sr. Unsec’d. Notes, RegS	7.500	05/06/21		100	113,750
Egypt Government International Bond (Egypt), Sr. Unsec’d. Notes, RegS	6.875	04/30/40		100	101,750
El Salvador Government International Bond (El Salvador),
Sr. Unsec’d. Notes, RegS	7.625	02/01/41		150	162,000
Sr. Unsec’d. Notes, RegS	7.750	01/24/23		100	113,500
Financing of Infrastrucural Projects State Enterprise (Ukraine), Gov’t. Gtd. Notes, RegS	9.000	12/07/17		200	171,000
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes	5.375	03/25/24		250	267,525
Sr. Unsec’d. Notes	6.375	03/29/21		200	226,975
Sr. Unsec’d. Notes	7.625	03/29/41		200	258,500
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS	7.750	01/17/38		200	263,250
Indonesia Treasury Bond (Indonesia), Sr. Unsec’d. Notes	8.375	03/15/34	IDR	1,000,000	82,168
Ivory Coast Government International Bond (Cote D’lvoire), Sr. Unsec’d. Notes, 144A	5.750	12/31/32		350	337,820
Jamaica Government International Bond (Jamaica), Sr. Unsec’d. Notes	7.625	07/09/25		200	213,750
Kazakhstan Government International Bond (Kazakhstan), Sr. Unsec’d. Notes, 144A	3.875	10/14/24		200	196,500
Kenya Government International Bond (Kenya), Notes, RegS	5.875	06/24/19		200	207,250
Lebanon Government International Bond (Lebanon),
Notes, MTN	6.000	05/20/19		200	206,500
Sr. Unsec’d. Notes, MTN	6.375	03/09/20		300	313,500
Mexican Bonos (Mexico), Bonds	6.500	06/09/22	MXN	710	55,192
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	6.750	09/27/34		350	452,025

See Notes to Financial Statements.

Prudential Income Builder Fund	27

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN GOVERNMENT BONDS (Continued)
Mongolia Government International Bond (Mongolia), Sr. Unsec’d. Notes, RegS	4.125%	01/05/18		200	$189,500
Morocco Government International Bond (Morocco), Sr. Unsec’d. Notes, RegS	5.500	12/11/42		200	203,500
Nigeria Government International Bond (Nigeria), Bonds, RegS	6.750	01/28/21		200	216,250
Pakistan Government International Bond (Pakistan), Sr. Unsec’d. Notes, RegS	7.250	04/15/19		300	309,750
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes	4.300	04/29/53		250	225,000
Sr. Unsec’d. Notes	7.125	01/29/26		175	224,438
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes	6.550	03/14/37		350	447,125
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes	6.375	10/23/34		200	262,500
Sr. Unsec’d. Notes	7.750	01/14/31		160	227,200
Sr. Unsec’d. Notes	10.625	03/16/25		100	158,250
Republic of Armenia (Armenia), Sr. Unsec’d. Notes, 144A	6.000	09/30/20		200	209,000
Republic of Azerbaijan International Bond (Azerbaijan), Sr. Unsec’d. Notes, RegS	4.750	03/18/24		200	208,250
Republic of Belarus (Belarus), Sr. Unsec’d. Notes	8.950	01/26/18		200	215,290
Republic of Ghana (Ghana), Unsec’d. Notes, 144A	8.125	01/18/26		200	201,000
Republic of Iraq (Iraq), Unsec’d. Notes, RegS	5.800	01/15/28		250	220,625
Republic of Serbia (Serbia), Sr. Unsec’d. Notes, 144A	7.250	09/28/21		225	258,637
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, RegS	4.375	08/22/23		20	20,825
Sr. Unsec’d. Notes, RegS	6.125	01/22/44		200	234,250
Sr. Unsec’d. Notes, RegS	6.750	02/07/22		100	119,800
Russian Federal Bond—OFZ (Russia), Bonds, Bonds	7.050	01/19/28	RUB	4,500	83,596
Russian Foreign Bond—Eurobond (Russia),
Sr. Unsec’d. Notes, RegS	4.875	09/16/23		200	200,290
Sr. Unsec’d. Notes, RegS	7.500	03/31/30		344	390,123
Sr. Unsec’d. Notes, RegS	12.750	06/24/28		265	436,640
Senegal Goverment International Bond (Senegal), Sr. Unsec’d. Notes, RegS	8.750	05/13/21		200	229,000

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
FOREIGN GOVERNMENT BONDS (Continued)
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes, RegS	5.500%	10/26/22	200	$219,750
South Africa Government International Bond (South Africa), Sr. Unsec’d. Notes	4.665	01/17/24	100	104,000
Sri Lanka Government International Bond (Sri Lanka), Sr. Unsec’d. Notes, RegS	6.250	07/27/21	230	244,375
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes	5.625	03/30/21	300	328,494
Sr. Unsec’d. Notes	6.000	01/14/41	200	221,640
Sr. Unsec’d. Notes	6.750	05/30/40	100	120,543
Sr. Unsec’d. Notes	6.875	03/17/36	100	121,000
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes, RegS	6.250	06/17/16	200	178,000
Sr. Unsec’d. Notes, Sr. Unsec’d. Notes, RegS	7.750	09/23/20	200	176,000
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes	4.500	08/14/24	50	52,750
Sr. Unsec’d. Notes	7.625	03/21/36	200	272,500
Venezuela Government International Bond (Venezuela),
Sr. Unsec’d. Notes, RegS	7.000	03/31/38	120	69,000
Sr. Unsec’d. Notes, RegS	7.750	10/13/19	550	356,125
Sr. Unsec’d. Notes, RegS	9.000	05/07/23	100	64,250
Vietnam Government International Bond (Vietnam), Sr. Unsec’d. Notes, RegS	6.750	01/29/20	100	112,000
Zambia Government International Bond (Zambia), Unsec’d. Notes, RegS	5.375	09/20/22	200	191,420

TOTAL FOREIGN GOVERNMENT BONDS (cost $15,820,743)				15,778,772

CONVERTIBLE BONDS 0.6%
BAC Concho Resources, Inc., Notes, 144A (original cost $135,029; purchased 10/23/14)(b)(c)(e)	6.320	04/28/15	122	132,123
JPM Yahoo. Inc., Sr. Unsec’d. Notes, 144A (original cost $338,880; purchased 10/17/14)(b)(c)	5.250	04/21/15	875	377,562
Wells Fargo & Co., Sr. Unsec’d. Notes, 144A (original cost $195,040; purchased 10/31/14)(b)(c)	7.730	05/05/15	368	195,040

TOTAL CONVERTIBLE BONDS (cost $668,949)				704,725

See Notes to Financial Statements.

Prudential Income Builder Fund	29

Portfolio of Investments

as of October 31, 2014 continued

Description	Shares	Value (Note 1)
AFFILIATED MUTUAL FUNDS 21.6%
Prudential Jennison MLP Fund	1,193,856	$13,800,976
Prudential Short Duration High Yield Income Fund	848,063	8,141,406
Prudential Short-Term Corporate Bond Fund, Inc.	225,421	2,547,259

TOTAL AFFILIATED MUTUAL FUNDS (cost $24,697,743)(f)		24,489,641

TOTAL LONG-TERM INVESTMENTS (cost $107,690,404)		110,470,848

SHORT-TERM INVESTMENT 2.9%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $3,317,550)(Note 3)(f)	3,317,550	3,317,550

TOTAL INVESTMENTS 100.2% (cost $111,007,954; Note 5)		113,788,398
Liabilities in excess of other assets(g) (0.2)%		(283,214)

NET ASSETS 100.0%		$113,505,184

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

ADR—American Depositary Receipt

CVT—Convertible Security

ETF—Exchange Traded Fund

MLP—Master Limited Partnership

MTN—Medium Term Note

PIK—Payment-in-Kind

REIT—Real Estate Investment Trust

SPDR—Standard & Poor’s Depository Receipts

BRL—Brazilian Real

COP—Colombian Peso

EUR—Euro

HUF—Hungarian Forint

IDR—Indonesian Rupiah

INR—Indian Rupee

JPY—Japanese Yen

See Notes to Financial Statements.

30

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NGN—Nigerian Naira

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

ZAR—South African Rand

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	Non-income producing security.
(b)	Indicates a security or securities that has been deemed illiquid.
(c)	Indicates a restricted security; the aggregate original cost of the restricted securities is $2,943,437. The aggregate value of $2,974,561 is approximately 2.6% of net assets.
(d)	Represents issuer in default on interest payments. Non-income producing security. Such securities may be post maturity.
(e)	Rates shown are the effective yields at purchase date.
(f)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the underlying funds in which the Fund invests.
(g)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts open at October 31, 2014:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 12/11/14	Credit Suisse First Boston Corp.	BRL	139	$55,881	$55,608	$(273)
Expiring 12/11/14	Credit Suisse First Boston Corp.	BRL	140	57,189	55,883	(1,306)
Colombian Peso,
Expiring 12/11/14	Credit Suisse First Boston Corp.	COP	232,411	113,035	112,433	(602)
Indian Rupee,
Expiring 11/10/14	Citigroup Global Markets	INR	7,200	116,676	117,017	341
Expiring 01/28/15	Citigroup Global Markets	INR	4,159	67,101	66,448	(653)
Malaysian Ringgit,
Expiring 01/09/15	Citigroup Global Markets	MYR	263	79,507	79,395	(112)
Mexican Peso,
Expiring 01/22/15	Toronto Dominion	MXN	831	61,087	61,430	343

See Notes to Financial Statements.

Prudential Income Builder Fund	31

Portfolio of Investments

as of October 31, 2014 continued

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Nigerian Naira,
Expiring 11/26/14	Citigroup Global Markets	NGN	14,842	$89,165	$88,875	$(290)
Peruvian Nuevo Sol,
Expiring 12/16/14	BNP Paribas	PEN	164	56,020	55,891	(129)
Philippine Peso,
Expiring 11/14/14	BNP Paribas	PHP	2,398	53,800	53,421	(379)
Russian Ruble,
Expiring 12/17/14	Citigroup Global Markets	RUB	770	18,000	17,643	(357)
South Korean Won,
Expiring 11/03/14	Credit Suisse First Boston Corp.	KRW	94,995	90,214	88,875	(1,339)
Expiring 12/17/14	Credit Suisse First Boston Corp.	KRW	95,513	89,048	89,203	155
Turkish Lira,
Expiring 01/20/15	BNP Paribas	TRY	126	54,720	55,884	1,164

				$1,001,443	$998,006	$(3,437)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 12/11/14	Credit Suisse First Boston Corp.	BRL	297	$122,458	$118,509	$3,949
Expiring 12/11/14	Citigroup Global Markets	BRL	570	231,717	227,248	4,469
Expiring 12/11/14	Toronto Dominion	BRL	88	34,628	35,190	(562)
Euro,
Expiring 01/28/15	Citigroup Global Markets	EUR	24	30,210	30,094	116
Expiring 01/28/15	BNP Paribas	EUR	44	56,038	55,480	558
Expiring 01/28/15	Toronto Dominion	EUR	446	565,750	558,913	6,837
Hungarian Forint,
Expiring 01/22/15	Citigroup Global Markets	HUF	255	1,062	1,037	25
Indonesian Rupiah,
Expiring 12/15/14	Citigroup Global Markets	IDR	703,108	56,285	57,736	(1,451)
Expiring 12/15/14	Credit Suisse First Boston Corp.	IDR	681,818	55,432	55,988	(556)
Expiring 01/20/15	Citigroup Global Markets	IDR	1,006,550	82,000	82,085	(85)
Japanese Yen,
Expiring 01/28/15	Citigroup Global Markets	JPY	65,259	604,103	581,610	22,493
New Taiwanese Dollar,
Expiring 02/02/15	BNP Paribas	TWD	3,436	113,000	113,145	(145)
Expiring 02/02/15	Credit Suisse First Boston Corp.	TWD	3,402	111,750	112,003	(253)
Peruvian Nuevo Sol,
Expiring 12/16/14	Toronto Dominion	PEN	750	257,700	255,263	2,437

See Notes to Financial Statements.

32

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Polish Zloty,
Expiring 01/14/15	Toronto Dominion	PLN	187	$55,645	$55,307	$338
Expiring 01/26/15	Toronto Dominion	PLN	744	222,159	219,929	2,230
Russian Ruble,
Expiring 12/17/14	BNP Paribas	RUB	8,013	193,166	183,521	9,645
South African Rand,
Expiring 01/23/15	Toronto Dominion	ZAR	1,494	133,964	133,523	441
South Korean Won,
Expiring 11/03/14	Citigroup Global Markets	KRW	94,995	90,000	88,875	1,125
Expiring 12/17/14	BNP Paribas	KRW	468,713	448,100	437,747	10,353
Expiring 12/17/14	Credit Suisse First Boston Corp.	KRW	64,324	61,466	60,074	1,392
Expiring 01/16/15	Credit Suisse First Boston Corp.	KRW	94,995	89,945	88,620	1,325
Thai Baht,
Expiring 12/15/14	Citigroup Global Markets	THB	10,234	315,900	313,572	2,328
Expiring 12/15/14	Citigroup Global Markets	THB	1,832	56,528	56,117	411
Expiring 12/15/14	Citigroup Global Markets	THB	1,852	56,652	56,731	(79)
Expiring 12/15/14	Citigroup Global Markets	THB	1,824	55,645	55,876	(231)

				$4,101,303	$4,034,193	$67,110

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and other significant observable inputs.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Income Builder Fund	33

Portfolio of Investments

as of October 31, 2014 continued

The following is a summary of the inputs used as of October 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$22,771,778	$6,063,722	$—
Exchange Traded Funds	11,081,295	—	—
Preferred Stocks	1,242,848	—	—
Corporate Bonds	—	24,183,292	—
Foreign Agencies	—	4,154,775	—
Foreign Government Bonds	—	15,778,772	—
Convertible Bonds	—	—	704,725
Affiliated Mutual Funds	24,489,641	—	—
Affiliated Money Market Mutual Fund	3,317,550	—	—
Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	—	63,673	—

Total	$62,903,112	$50,244,234	$704,725

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities-Collateralized Debt Obligations	Convertible Bonds
Balance as of 7/31/14	$1,078,605	$—
Accrued discounts/premiums	(19,139)	—
Realized gain (loss)	146,448	—
Change in unrealized appreciation (depreciation)**	(167,298)	35,776
Purchases	—	668,949
Sales	(1,038,616)	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 10/31/14	$—	$704,725

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.
**	Of which, $35,776 was included in Net Assets relating to securities held at the reporting period end.

See Notes to Financial Statements.

34

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board of Trustees, which contain unobservable inputs. Such methodologies include, but are not limited to, using prices provided by a single broker/dealer, the cost of the investment, and prices of recent transactions or bids/offers for such securities or any comparable securities.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2014 was as follows (unaudited):

Affiliated Mutual Funds	21.6%
Foreign Government Bonds	13.9
Real Estate Investment Trusts (REITs)	10.7
Exchange Traded Funds	9.8
Foreign Agencies	3.6
Oil, Gas & Consumable Fuels	3.6
Affiliated Money Market Mutual Fund	2.9
Media	2.7
Hotels, Restaurants & Leisure	2.4
Wireless Telecommunication Services	2.3
Chemicals	2.1
Pharmaceuticals	1.7
Specialty Retail	1.7
Software	1.7
Metals & Mining	1.4
Technology Hardware, Storage & Peripherals	1.4
Health Care Providers & Services	1.2
Banks	1.1
Electric Utilities	1.1
Commercial Services & Supplies	1.0
Containers & Packaging	0.8
Diversified Financial Services	0.7
Diversified Telecommunication Services	0.7
Automotive	0.7
Biotechnology	0.6
Convertible Bonds	0.6
Food & Staples Retailing	0.6
Road & Rail	0.6
Beverages	0.5%
Airlines	0.4
Capital Goods	0.4
Machinery	0.4
Semiconductors & Semiconductor Equipment	0.4
IT Services	0.4
Food Products	0.4
Building Materials & Construction	0.4
Industrial Conglomerates	0.3
Home Builders	0.3
Aerospace & Defense	0.3
Insurance	0.3
Tobacco	0.3
Distribution/Wholesale	0.3
Capital Markets	0.3
Independent Power & Renewable Electricity Producers	0.3
Communications Equipment	0.3
Household Products	0.2
Life Sciences Tools & Services	0.2
Internet Software & Services	0.2
Construction & Engineering	0.2
Multi-Utilities	0.2

100.2
Liabilities in excess of other assets	(0.2)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk.

See Notes to Financial Statements.

Prudential Income Builder Fund	35

Portfolio of Investments

as of October 31, 2014 continued

The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$72,475	Unrealized depreciation on foreign currency exchange contracts	$8,802

The effects of derivative instruments on the Statement of Operations for the period ended October 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Written Options	Swaps	Forward Currency Contracts(1)	Total
Interest rate contracts	$204,417	$19,004	$(233,423)	$—	$(10,002)
Foreign exchange contracts	—	410	—	620,662	621,072
Credit contracts	—	—	99,435	—	99,435

Total	$204,417	$19,414	$(133,988)	$620,662	$710,505

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Written Options	Swaps	Forward Currency Contracts(2)	Total
Interest rate contracts	$(20,441)	$(27,442)	$211,919	$—	$164,036
Foreign exchange contracts	—	—	—	(150,599)	(150,599)
Credit contracts	—	—	(88,959)	—	(88,959)

Total	$(20,441)	$(27,442)	$122,960	$(150,599)	$(75,522)

(1)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.
(2)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

See Notes to Financial Statements.

36

For the period ended October 31, 2014, the Fund’s average volume of derivative activities are as follows:

Futures Contracts— Long Positions(1)	Forward foreign currency exchange purchase contracts(2)	Forward foreign currency exchange sale contracts(3)	Written Options(4)	Interest rate swap agreements(4)	Credit default swap agreements— Buy Protection(4)	Credit default swap agreements— Sell Protection(4)
$47,483,470	$6,350,989	$14,349,528	$4,503,400	$6,388,604	$350,000	$3,785,000

(1)	Value at Trade Date.
(2)	Value at Settlement Date Payable.
(3)	Value at Settlement Date Receivable.
(4)	Notional Amount.

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
BNP Paribas	$21,720	$(653)	$—	$21,067
Citigroup Global Markets	31,308	(3,258)	—	28,050
Credit Suisse First Boston Corp.	6,821	(4,329)	—	2,492
Toronto Dominion	12,626	(562)	—	12,064

	$72,475

See Notes to Financial Statements.

Prudential Income Builder Fund	37

Portfolio of Investments

as of October 31, 2014 continued

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
BNP Paribas	$(653)	$653	$—	$—
Citigroup Global Markets	(3,258)	3,258	—	—
Credit Suisse First Boston Corp.	(4,329)	4,329	—	—
Toronto Dominion	(562)	562	—	—

	$(8,802)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.
(3)	Amounts shown reflect actual collateral received or pledged by the Fund. Such amounts are applied up to 100% of the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

38

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • OCTOBER 31, 2014

Prudential Income Builder Fund

Statement of Assets & Liabilities

as of October 31, 2014

Assets
Investments at value:
Unaffiliated Investments (cost $82,992,661)	$85,981,207
Affiliated Investments (cost $28,015,293)	27,807,191
Cash	114,643
Receivable for investments sold	2,158,085
Dividends and interest receivable	865,285
Receivable for Fund shares sold	345,749
Due from manager	165,898
Unrealized appreciation on forward foreign currency exchange contracts	72,475
Tax reclaim receivable	1,814
Prepaid expenses	1,209

Total assets	117,513,556

Liabilities
Payable for investments purchased	3,470,780
Accrued expenses and other liabilities	254,776
Payable for Fund shares reacquired	197,000
Distribution fee payable	36,501
Dividends payable	23,598
Affiliated transfer agent fee payable	11,049
Unrealized depreciation on forward foreign currency exchange contracts	8,802
Due to broker	3,696
Deferred trustees’ fees	2,152
Loan interest payable	18

Total liabilities	4,008,372

Net Assets	$113,505,184

Net assets were comprised of:
Shares of beneficial interest, at par	$9,559
Paid-in capital in excess of par	93,527,953

93,537,512
Undistributed net investment income	265,962
Accumulated net realized gain on investment and foreign currency transactions	16,859,048
Net unrealized appreciation on investments and foreign currencies	2,842,662

Net assets, October 31, 2014	$113,505,184

See Notes to Financial Statements.

40

Class A:
Net asset value and redemption price per share, ($84,862,549 ÷ 7,129,322 shares of common stock issued and outstanding)	$11.90
Maximum sales charge (5.5% of offering price)	0.69

Maximum offering price to public	$12.59

Class B:
Net asset value, offering price and redemption price per share, ($4,810,467 ÷ 409,696 shares of common stock issued and outstanding)	$11.74

Class C:
Net asset value, offering price and redemption price per share, ($17,474,093 ÷ 1,488,632 shares of common stock issued and outstanding)	$11.74

Class R:
Net asset value, offering price and redemption price per share, ($392,922 ÷ 33,054 shares of common stock issued and outstanding)	$11.89

Class Z:
Net asset value, offering price and redemption price per share, ($5,965,153 ÷ 498,652 shares of common stock issued and outstanding)	$11.96

See Notes to Financial Statements.

Prudential Income Builder Fund	41

Statement of Operations

	Three Months Ended October 31, 2014	Year Ended July 31, 2014
Net Investment Income
Income
Interest income	$378,182	$1,302,416
Unaffiliated dividend income (net of foreign withholding taxes $2,507 and $7,342)	310,248	920,599
Affiliated dividend income	56,032	4,664

Total income	744,462	2,227,679

Expenses
Management fee	207,990	861,014
Distribution fee—Class A	64,190	259,773
Distribution fee—Class B	12,614	58,265
Distribution fee—Class C	44,142	177,934
Distribution fee—Class R	657	2,061
Distribution fee—Class X	—	107
Audit fee	71,000	71,000
Registration fees	54,000	70,000
Custodian’s fees and expenses	47,000	197,000
Transfer agent’s fees and expenses (including affiliated expense of $17,500 and $57,000)	36,000	135,000
Reports to shareholders	32,000	50,000
Legal fees and expenses	5,000	20,000
Trustees’ fees	4,000	16,000
Insurance fees	—	2,000
Interest expense	18	—
Miscellaneous	3,626	19,934

Total expenses	582,237	1,940,088
Less: Management fee waiver and/or expense reimbursement	(238,509)	—
Distribution fee waiver—Class A	(10,698)	(43,295)
Distribution fee waiver—Class R	(219)	(687)

Net expenses	332,811	1,896,106

Net investment income	411,651	331,573

See Notes to Financial Statements.

42

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions	Three Months Ended October 31, 2014	Year Ended July 31, 2014
Net realized gain (loss) on:
Investment transactions (including affiliated of $(2,257) and $—)	$13,453,907	$6,538,315
Options written transactions	19,414	137,694
Foreign currency transactions	88,561	79,218
Futures transactions	204,417	369,392
Swap agreements transactions	(133,988)	(607,324)
Short sales transactions	—	(12,343)

	13,632,311	6,504,952

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(208,102) and $—)	(12,137,273)	1,403,859
Options written	(27,442)	149,304
Foreign currencies	(149,519)	242,605
Futures	(20,441)	(93,283)
Swaps	122,960	471,490
Short sales	—	5,742

	(12,211,715)	2,179,717

Net gain on investments	1,420,596	8,684,669

Net Increase In Net Assets Resulting From Operations	$1,832,247	$9,016,242

See Notes to Financial Statements.

Prudential Income Builder Fund	43

Statement of Changes in Net Assets

	Three Months Ended October 31, 2014	Year Ended July 31, 2014	Year Ended July 31, 2013
Increase (Decrease) In Net Assets
Operations
Net investment income	$411,651	$331,573	$1,248,168
Net realized gain on investment and foreign currency transactions	13,632,311	6,504,952	7,706,493
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(12,211,715)	2,179,717	1,076,821

Net increase in net assets resulting from operations	1,832,247	9,016,242	10,031,482

Dividends and Distributions (Note 1)
Dividends from net investment income:
Class A	(510,107)	(878,177)	(1,063,150)
Class B	(8,554)	(18,695)	(38,679)
Class C	(31,081)	(55,854)	(95,255)
Class R	(1,579)	(2,119)	(2,478)
Class X	—	(39)	(448)
Class Z	(47,518)	(47,825)	(48,212)

	(598,839)	(1,002,709)	(1,248,222)

Distributions from net realized gains:
Class A	—	(4,242,605)	—
Class B	—	(294,626)	—
Class C	—	(880,228)	—
Class R	—	(13,414)	—
Class X	—	(618)	—
Class Z	—	(186,922)	—

	—	(5,618,413)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	2,380,464	12,220,318	6,604,022
Net asset value of shares issued in reinvestment of dividends and distributions	575,242	6,396,214	1,212,105
Cost of shares reacquired	(4,618,052)	(20,065,772)	(19,166,696)

Net decrease in net assets from Fund share transactions	(1,662,346)	(1,449,240)	(11,350,569)

Total increase (decrease)	(428,938)	945,880	(2,567,309)

Net Assets:
Beginning of period	113,934,122	112,988,242	115,555,551

End of period(a)	$113,505,184	$113,934,122	$112,988,242

(a) Includes undistributed net investment income of:	$265,962	$297,143	$800,196

See Notes to Financial Statements.

44

Notes to Financial Statements

Prudential Investment Portfolios 16 (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end, diversified management investment company presently consisting of two funds: Prudential Defensive Equity Fund and Prudential Income Builder Fund (formerly known as the Target Conservative Allocation Fund) (the “Fund”). These financial statements relate only to Prudential Income Builder Fund. The financial statements of the other fund are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

The Trust’s fiscal year has changed from an annual reporting period that ends July 31 to one that ends October 31. This change should have no impact on the way the Trust is managed. Shareholders will receive future annual and semi-annual reports on the new fiscal year-end schedule.

At a special meeting of shareholders of the Fund held on August 14, 2014, the shareholders of the Fund approved the appointment of Quantitative Management Associates LLC, Jennison Associates LLC, Prudential Fixed Income, a business unit of Prudential Investment Management, Inc. (PIM), and Prudential Real Estate Investors, a business unit of PIM, as the Fund’s new investment managers (“Subadvisors”). The appointment was part of an overall repositioning of the Fund, which resulted in investment policy changes. The Fund transitioned from one that used a static investment strategy to one utilizing a dynamic asset allocation strategy with a focus on generating income. Implementation of the changes was effective September 23, 2014. Through September 22, 2014, the Fund was managed by the following investment managers:

Fund Segment	Subadvisors
Large-cap value stocks	Epoch Investment Partners, Inc. Hotchkis and Wiley Capital Management, LLC NFJ Investment Group LLC

Large-cap growth stocks	Massachusetts Financial Services Company

Core fixed income bonds	Pacific Investment Management Company LLC

Small-cap value stocks	EARNEST Partners, LLC Vaughan Nelson Investment Management, L.P.

Small-cap growth stocks	Eagle Asset Management, Inc.

The investment objective of the Fund is to seek income and long-term capital growth.

Prudential Income Builder Fund	45

Notes to Financial Statements

continued

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Trust consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

46

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Securities not valued using such model prices are valued in accordance with exchange-traded common stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

Fund securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or

Prudential Income Builder Fund	47

Notes to Financial Statements

continued

bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Trustees of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio

48

securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet its obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in the Statement of Assets and Liabilities as unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon entering into these contracts, risks may arise from the potential inability of the counterparties to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Prudential Income Builder Fund	49

Notes to Financial Statements

continued

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense.

A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Options: The Fund purchased and wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates, with respect to securities which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an over-the-counter option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

50

With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearing house acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into credit default and interest rate swap agreements. A swap agreement is an agreement to exchange the return generated by

Prudential Income Builder Fund	51

Notes to Financial Statements

continued

one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange-traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Upon entering into an exchange-traded swap, the Fund pledges with the clearing broker an initial margin and thereafter, pays or receives an amount, known as “variation margin”, based on daily changes in valuation of swap contract. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at reporting date, if any, are listed on the Portfolio of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund entered into credit default swaps to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be

52

short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Portfolio of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure

Prudential Income Builder Fund	53

Notes to Financial Statements

continued

to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other a determinable amount, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, no instances occurred where the right to set-off existed and management has not elected to offset.

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Portfolio of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In

54

connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2014, the Fund has not met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

When Issued/Delayed Delivery Securities: The Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When selling a security on a delayed-delivery basis, the Fund forfeits its eligibility to realize future gains and losses with respect to the security.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Prudential Income Builder Fund	55

Notes to Financial Statements

continued

REITs: The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions on sales of portfolio securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management, that may differ from actual. Net investment income or loss (other than distribution fees which are charged directly to its respective class), unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid in capital in excess of par as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

56

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Subadvisers’ performance of all investment advisory services. Pursuant to the advisory agreement, PI pays the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses. The management fee paid to PI is accrued daily and payable monthly at an annual rate of .70% of the Fund’s average daily net assets up to $1 billion and .65% of the average daily net assets in excess of $1 billion. Prior to September 23, 2014, the management fee paid to PI was accrued daily and payable monthly at an annual rate of .75% of the Fund’s average daily net assets up to $500 million, .70% of the average daily net assets for the next $500 million and .65% of the average daily net assets in excess of $1 billion.

Effective September 23, 2014, the Manager of the Fund has contractually agreed through February 29, 2016 to limit the net annual operating expenses and acquired fund fees and expenses (exclusive of distribution and service (12b-1) fees, taxes (including acquired fund taxes), interest, brokerage, dividend and interest expense on short sales (including acquired fund dividend and interest expense on short sales), extraordinary expenses and certain other expenses) of each class of shares of the Fund to .70% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. In addition, the Fund has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), which, together with PIMS, serves as co-distributor of the Class X shares of the Fund. The Fund compensates PIMS and PAD, as applicable, for distributing and servicing the Fund’s Class A, Class B, Class C, Class R and Class X shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS or PAD.

The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund. Pursuant to the Distribution Plans, the Fund compensates PIMS and PAD, as applicable, for distribution related activities at an annual rate of up to ..30%, 1%, 1%, .75% and 1% of the average daily net assets of the Class A, B, C, R and X shares, respectively. For the period ended October 31, 2014, PIMS contractually agreed to limit such fees to .25% and .50% of the average daily net assets of the Class A and Class R shares, respectively. As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

Prudential Income Builder Fund	57

Notes to Financial Statements

continued

PIMS has advised the Fund that it has received $16,363 in front-end sales charges resulting from sales of Class A shares during the period ended October 31, 2014. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs. PIMS has advised the Fund that for the period ended October 31, 2014, it has received $6, $2,714 and $532 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C, respectively.

PIMS and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI, and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable. The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments and U.S. Government investments, for the period ended October 31, 2014, aggregated $119,972,292 and $110,838,540, respectively.

A summary of cost of purchases and proceeds of sales of shares of affiliated mutual funds, other than short-term investments, for period ended October 31, 2014 is presented as follows:

Affiliated Mutual Funds	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, end of period
Prudential Jennison MLP Fund	$—	$14,000,000	$—	$—	$13,800,976
Prudential Short Duration High Yield Income Fund	—	8,150,000	—	36,578	8,141,406
Prudential Short-Term Corporate Bond Fund, Inc.	—	5,100,000	2,550,000	15,542	2,547,259

	$—	$27,250,000	$2,550,000	$52,120	$24,489,641

58

	Notional Amount (000)	Premium Received
Options outstanding at July 31, 2014	8,600	$50,902
Written options	8,400	42,619
Expired options	(5,200)	(32,070)
Closed options	(11,800)	(61,451)

Options outstanding at October 31, 2014	—	$—

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment and foreign currency transactions. For the period ended October 31, 2014, the adjustments were to increase undistributed net investment income and decrease accumulated net realized gain on investment and foreign currency transactions by $156,007 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, passive foreign investment companies, reclasses on swaps, paydown losses and other book to tax adjustments. Net investment income, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the period ended October 31, 2014, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $598,839 of ordinary income. For the year ended July 31, 2014, the tax character of dividends paid were $1,002,709 of ordinary income and $5,618,413 of long-term capital gains.

As of October 31, 2014, the accumulated undistributed earnings on a tax basis were $1,797,714 of ordinary income and $15,566,420 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$111,158,519	$3,581,024	$(951,145)	$2,629,879	$(591)	$2,629,288

Prudential Income Builder Fund	59

Notes to Financial Statements

continued

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency transactions and mark to market of receivables and payables, futures, forwards, swaps and options.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. An exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

As of October 31, 2014, Prudential owned 268 shares of Class R shares.

60

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Three months ended October 31, 2014:
Shares sold	70,239	$833,481
Shares issued in reinvestment of dividends and distributions	41,664	495,804
Shares reacquired	(235,818)	(2,801,585)

Net increase (decrease) in shares outstanding before conversion	(123,915)	(1,472,300)
Shares issued upon conversion from Class B	13,686	163,280
Shares reacquired upon conversion into Class Z	(700)	(8,387)

Net increase (decrease) in shares outstanding	(110,929)	$(1,317,407)

Year ended July 31, 2014:
Shares sold	563,703	$6,567,211
Shares issued in reinvestment of dividends and distributions	439,256	4,994,343
Shares reacquired	(1,376,508)	(16,068,544)

Net increase (decrease) in shares outstanding before conversion	(373,549)	(4,506,990)
Shares issued upon conversion from Class B and Class X	137,094	1,603,045
Shares reacquired upon conversion into Class Z	(250)	(2,980)

Net increase (decrease) in shares outstanding	(236,705)	$(2,906,925)

Year ended July 31, 2013:
Shares sold	348,103	$3,906,801
Shares issued in reinvestment of dividends and distributions	95,006	1,036,538
Shares reacquired	(1,238,956)	(13,750,435)

Net increase (decrease) in shares outstanding before conversion	(795,847)	(8,807,096)
Shares issued upon conversion from Class B and Class X	197,388	2,211,060

Net increase (decrease) in shares outstanding	(598,459)	$(6,596,036)

Prudential Income Builder Fund	61

Notes to Financial Statements

continued

Class B	Shares	Amount
Three months ended October 31, 2014:
Shares sold	1,869	$21,966
Shares issued in reinvestment of dividends and distributions	725	8,511
Shares reacquired	(25,830)	(301,926)

Net increase (decrease) in shares outstanding before conversion	(23,236)	(271,449)
Shares reacquired upon conversion into Class A	(13,920)	(163,280)

Net increase (decrease) in shares outstanding	(37,156)	$(434,729)

Year ended July 31, 2014:
Shares sold	95,308	$1,095,971
Shares issued in reinvestment of dividends and distributions	26,609	299,083
Shares reacquired	(66,488)	(765,030)

Net increase (decrease) in shares outstanding before conversion	55,429	630,024
Shares reacquired upon conversion into Class A	(136,767)	(1,574,781)

Net increase (decrease) in shares outstanding	(81,338)	$(944,757)

Year ended July 31, 2013:
Shares sold	59,208	$652,664
Shares issued in reinvestment of dividends and distributions	3,483	37,617
Shares reacquired	(85,990)	(939,746)

Net increase (decrease) in shares outstanding before conversion	(23,299)	(249,465)
Shares reacquired upon conversion into Class A	(193,915)	(2,140,610)

Net increase (decrease) in shares outstanding	(217,214)	$(2,390,075)

Class C
Three months ended October 31, 2014:
Shares sold	29,147	$338,138
Shares issued in reinvestment of dividends and distributions	2,552	29,962
Shares reacquired	(86,393)	(1,011,069)

Net increase (decrease) in shares outstanding	(54,694)	$(642,969)

Year ended July 31, 2014:
Shares sold	146,515	$1,678,579
Shares issued in reinvestment of dividends and distributions	79,867	896,911
Shares reacquired	(196,081)	(2,256,976)

Net increase (decrease) in shares outstanding	30,301	$318,514

Year ended July 31, 2013:
Shares sold	98,615	$1,082,458
Shares issued in reinvestment of dividends and distributions	8,436	91,029
Shares reacquired	(236,573)	(2,595,119)

Net increase (decrease) in shares outstanding	(129,522)	$(1,421,632)

62

Class R	Shares	Amount
Three months ended October 31, 2014:
Shares sold	8,606	$103,052
Shares issued in reinvestment of dividends and distributions	128	1,527
Shares reacquired	(183)	(2,162)

Net increase (decrease) in shares outstanding	8,551	$102,417

Year ended July 31, 2014:
Shares sold	9,438	$109,256
Shares issued in reinvestment of dividends and distributions	1,313	14,901
Shares reacquired	(761)	(8,916)

Net increase (decrease) in shares outstanding	9,990	$115,241

Year ended July 31, 2013:
Shares sold	1,856	$20,510
Shares issued in reinvestment of dividends and distributions	227	2,478
Shares reacquired	(9,241)	(101,405)

Net increase (decrease) in shares outstanding	(7,158)	$(78,417)

Class X
Period ended April 11, 2014:*
Shares sold	145	$1,700
Shares issued in reinvestment of dividends and distributions	58	658
Shares reacquired	(173)	(2,045)

Net increase (decrease) in shares outstanding before conversion	30	313
Shares reacquired upon conversion into Class A	(2,460)	(28,264)

Net increase (decrease) in shares outstanding	(2,430)	$(27,951)

Year ended July 31, 2013:
Shares sold	824	$8,955
Shares issued in reinvestment of dividends and distributions	42	448
Shares reacquired	(920)	(9,920)

Net increase (decrease) in shares outstanding before conversion	(54)	(517)
Shares reacquired upon conversion into Class A	(6,325)	(70,450)

Net increase (decrease) in shares outstanding	(6,379)	$(70,967)

Prudential Income Builder Fund	63

Notes to Financial Statements

continued

Class Z	Shares	Amount
Three months ended October 31, 2014:
Shares sold	90,798	$1,083,827
Shares issued in reinvestment of dividends and distributions	3,298	39,438
Shares reacquired	(42,115)	(501,310)

Net increase (decrease) in shares outstanding before conversion	51,981	621,955
Shares issued upon conversion from Class A	695	8,387

Net increase (decrease) in shares outstanding	52,676	$630,342

Year ended July 31, 2014:
Shares sold	237,790	$2,767,601
Shares issued in reinvestment of dividends and distributions	16,665	190,318
Shares reacquired	(82,180)	(964,261)

Net increase (decrease) in shares outstanding before conversion	172,275	1,993,658
Shares issued upon conversion from Class A	249	2,980

Net increase (decrease) in shares outstanding	172,524	$1,996,638

Year ended July 31, 2013:
Shares sold	82,063	$932,634
Shares issued in reinvestment of dividends and distributions	4,014	43,995
Shares reacquired	(158,262)	(1,770,071)

Net increase (decrease) in shares outstanding	(72,185)	$(793,442)

*	As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of .075% of the unused portion of the SCA. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the period ended October 31, 2014. The average daily balance for the 4 days that the Fund had loans outstanding during the period

64

was $118,000, borrowed at a weighted average interest rate of 1.40%. At October 31, 2014, the Fund did not have an outstanding loan amount.

Note 8. Dividends and Distributions to Shareholders

Subsequent to the fiscal period end, the Fund declared special ordinary income dividends and capital gain distributions on December 8, 2014 to shareholders of record on December 9, 2014. The ex-dividend date was December 10, 2014. The per share amounts declared were as follows:

	Special Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains
Class A	$0.03659	$0.13741	$1.62438
Class B	$0.03659	$0.13741	$1.62438
Class C	$0.03659	$0.13741	$1.62438
Class R	$0.03659	$0.13741	$1.62438
Class Z	$0.03659	$0.13741	$1.62438

Prudential Income Builder Fund	65

Financial Highlights

Class A Shares
	Three Months Ended October 31,		Year Ended July 31,
	2014(b)(f)		2014(b)	2013(b)	2012(b)	2011(b)	2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.78		$11.55	$10.69	$10.30	$9.53	$8.48
Income (loss) from investment operations:
Net investment income	.05		.05	.14	.17	.16	.18
Net realized and unrealized gain on investments	.14		.89	.86	.38	.79	.90
Total from investment operations	.19		.94	1.00	.55	.95	1.08
Less Dividends and Distributions:
Dividends from net investment income	(.07)		(.12)	(.14)	(.16)	(.18)	(.03)
Distributions from net realized gains	-		(.59)	-	-	-	-
Total dividends and distributions	(.07)		(.71)	(.14)	(.16)	(.18)	(.03)
Net asset value, end of period	$11.90		$11.78	$11.55	$10.69	$10.30	$9.53
Total Return(a)	1.63%		8.37%	9.41%	5.53%	10.04%	12.72%

Ratios/Supplemental Data:
Net assets, end of period (000)	$84,863		$85,292	$86,386	$86,352	$86,746	$75,228
Average net assets (000)	$84,889		$86,591	$85,636	$84,243	$83,395	$70,865
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.03%	(d)	1.51%	1.52%	1.54%	1.52%	1.52%
Expenses before waivers and/or expense reimbursement	1.92%	(d)	1.56%	1.57%	1.59%	1.57%	1.57%
Net investment income	1.58%	(d)	.43%	1.25%	1.64%	1.59%	2.00%
Portfolio turnover rate	140%	(e)	478%	210%	248%	188%	200%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based upon the average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Annualized.

(e) Not annualized.

(f) For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.

See Notes to Financial Statements.

66

Class B Shares
	Three Months Ended October 31,		Year Ended July 31,
	2014(b)(f)		2014(b)	2013(b)	2012(b)	2011(b)	2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.59		$11.38	$10.54	$10.15	$9.41	$8.43
Income (loss) from investment operations:
Net investment income	.02		(.04)	.06	.09	.08	.11
Net realized and unrealized gain on investments	.15		.88	.84	.39	.78	.89
Total from investment operations	.17		.84	.90	.48	.86	1.00
Less Dividends and Distributions:
Dividends from net investment income	(.02)		(.04)	(.06)	(.09)	(.12)	(.02)
Distributions from net realized gains	-		(.59)	-	-	-	-
Total dividends and distributions	(.02)		(.63)	(.06)	(.09)	(.12)	(.02)
Net asset value, end of period	$11.74		$11.59	$11.38	$10.54	$10.15	$9.41
Total Return(a)	1.47%		7.52%	8.57%	4.86%	9.20%	11.82%

Ratios/Supplemental Data:
Net assets, end of period (000)	$4,810		$5,180	$6,012	$7,856	$13,995	$23,212
Average net assets (000)	$5,005		$5,826	$6,958	$10,840	$18,900	$28,746
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.78%	(d)	2.26%	2.27%	2.29%	2.27%	2.27%
Expenses before waivers and/or expense reimbursement	2.59%	(d)	2.26%	2.27%	2.29%	2.27%	2.27%
Net investment income (loss)	.80%	(d)	(.31)%	.52%	.93%	.82%	1.26%
Portfolio turnover rate	140%	(e)	478%	210%	248%	188%	200%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based upon the average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Annualized.

(e) Not annualized.

(f) For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.

See Notes to Financial Statements.

Prudential Income Builder Fund	67

Financial Highlights

continued

Class C Shares
	Three Months Ended October 31,		Year Ended July 31,
	2014(b)(f)		2014(b)	2013(b)	2012(b)	2011(b)	2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.59		$11.38	$10.54	$10.15	$9.41	$8.43
Income (loss) from investment operations:
Net investment income (loss)	.02		(.04)	.06	.09	.08	.11
Net realized and unrealized gain on investments	.15		.88	.84	.39	.78	.89
Total from investment operations	.17		.84	.90	.48	.86	1.00
Less Dividends and Distributions:
Dividends from net investment income	(.02)		(.04)	(.06)	(.09)	(.12)	(.02)
Distributions from net realized gains	-		(.59)	-	-	-	-
Total dividends and distributions	(.02)		(.63)	(.06)	(.09)	(.12)	(.02)
Net asset value, end of period	$11.74		$11.59	$11.38	$10.54	$10.15	$9.41
Total Return(a)	1.47%		7.53%	8.57%	4.86%	9.20%	11.82%

Ratios/Supplemental Data:
Net assets, end of period (000)	$17,474		$17,887	$17,217	$17,307	$19,133	$20,499
Average net assets (000)	$17,513		$17,793	$17,251	$17,651	$20,208	$21,746
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.78%	(d)	2.26%	2.27%	2.29%	2.27%	2.27%
Expenses before waivers and/or expense reimbursement	2.61%	(d)	2.26%	2.27%	2.29%	2.27%	2.27%
Net investment income (loss)	.82%	(d)	(.32)%	.51%	.89%	.83%	1.26%
Portfolio turnover rate	140%	(e)	478%	210%	248%	188%	200%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based upon the average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Annualized.

(e) Not annualized.

(f) For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.

See Notes to Financial Statements.

68

Class R Shares
	Three Months Ended October 31,		Year Ended July 31,
	2014(b)(f)		2014(b)	2013(b)	2012(b)	2011(b)	2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.75		$11.52	$10.67	$10.28	$9.51	$8.48
Income (loss) from investment operations:
Net investment income	.04		.02	.11	.14	.13	.16
Net realized and unrealized gain on investments	.15		.89	.85	.39	.80	.89
Total from investment operations	.19		.91	.96	.53	.93	1.05
Less Dividends and Distributions:
Dividends from net investment income	(.05)		(.09)	(.11)	(.14)	(.16)	(.02)
Distributions from net realized gains	-		(.59)	-	-	-	-
Total dividends and distributions	(.05)		(.68)	(.11)	(.14)	(.16)	(.02)
Net asset value, end of period	$11.89		$11.75	$11.52	$10.67	$10.28	$9.51
Total Return(a)	1.60%		8.13%	9.07%	5.29%	9.84%	12.44%

Ratios/Supplemental Data:
Net assets, end of period (000)	$393		$288	$167	$231	$232	$687
Average net assets (000)	$347		$275	$196	$219	$669	$686
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.25%	(d)	1.76%	1.77%	1.79%	1.77%	1.77%
Expenses before waivers and/or expense reimbursement	2.45%	(d)	2.01%	2.02%	2.04%	2.02%	2.02%
Net investment income	1.45%	(d)	.19%	1.04%	1.39%	1.29%	1.76%
Portfolio turnover rate	140%	(e)	478%	210%	248%	188%	200%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based upon the average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Annualized.

(e) Not annualized.

(f) For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.

See Notes to Financial Statements.

Prudential Income Builder Fund	69

Financial Highlights

continued

Class X Shares
	Period Ended April 11,		Year Ended July 31,
	2014(b)(d)		2013(b)	2012(b)	2011(b)	2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.38		$10.54	$10.16	$9.41	$8.43
Income (loss) from investment operations:
Net investment income (loss)	(.03)		.06	.09	.08	.12
Net realized and unrealized gain on investments	.55		.84	.38	.79	.88
Total from investment operations	.52		.90	.47	.87	1.00
Less Dividends and Distributions:
Dividends from net investment income	(.04)		(.06)	(.09)	(.12)	(.02)
Distributions from net realized gains	(.59)		-	-	-	-
Total dividends and distributions	(.63)		(.06)	(.09)	(.12)	(.02)
Net asset value, end of period	$11.27		$11.38	$10.54	$10.16	$9.41
Total Return(a)	4.56%		8.57%	4.75%	9.31%	11.82%

Ratios/Supplemental Data:
Net assets, end of period (000)	$3		$28	$93	$123	$769
Average net assets (000)	$15		$69	$108	$391	$863
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.24%	(f)	2.27%	2.29%	2.27%	2.27%
Expenses before waivers and/or expense reimbursement	2.24%	(f)	2.27%	2.29%	2.27%	2.27%
Net investment income (loss)	(.35)%	(f)	.57%	.90%	.78%	1.26%
Portfolio turnover rate	478%	(e)	210%	248%	188%	200%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based upon the average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) As of April 11, 2014 the last conversion of Class X shares was completed. There are no shares outstanding and Class X shares are no longer being offered for sale.

(e) Calculated as of July 31, 2014.

(f) Annualized.

See Notes to Financial Statements.

70

Class Z Shares
	Three Months Ended October 31,		Year Ended July 31,
	2014(b)(f)		2014(b)	2013(b)	2012(b)	2011(b)	2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.85		$11.62	$10.75	$10.35	$9.57	$8.50
Income (loss) from investment operations:
Net investment income	.06		.08	.17	.20	.19	.21
Net realized and unrealized gain on investments	.15		.89	.87	.39	.79	.89
Total from investment operations	.21		.97	1.04	.59	.98	1.10
Less Dividends and Distributions:
Dividends from net investment income	(.10)		(.15)	(.17)	(.19)	(.20)	(.03)
Distributions from net realized gains	-		(.59)	-	-	-	-
Total dividends and distributions	(.10)		(.74)	(.17)	(.19)	(.20)	(.03)
Net asset value, end of period	$11.96		$11.85	$11.62	$10.75	$10.35	$9.57
Total Return(a)	1.74%		8.59%	9.72%	5.85%	10.31%	12.97%

Ratios/Supplemental Data:
Net assets, end of period (000)	$5,965		$5,287	$3,178	$3,717	$3,921	$2,877
Average net assets (000)	$5,426		$4,306	$3,181	$4,379	$3,567	$3,031
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.77%	(d)	1.26%	1.27%	1.29%	1.27%	1.27%
Expenses before waivers and/or expense reimbursement	1.64%	(d)	1.26%	1.27%	1.29%	1.27%	1.27%
Net investment income	1.87%	(d)	.69%	1.51%	1.90%	1.84%	2.26%
Portfolio turnover rate	140%	(e)	478%	210%	248%	188%	200%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based upon the average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Annualized.

(e) Not annualized.

(f) For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.

See Notes to Financial Statements.

Prudential Income Builder Fund	71

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 16:

We have audited the accompanying statement of assets and liabilities of Prudential Income Builder Fund (formerly known as Target Conservative Allocation Fund), a series of Prudential Investment Portfolios 16, (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2014, and the related statements of operations for the three-month period ended October 31, 2014 and the year ended July 31, 2014, the statements of changes in net assets for the three-month period ended October 31, 2014 and each of the years in the two-year period ended July 31, 2014 and the financial highlights for the three-month period ended October 31, 2014 and each of the years in the five-year period ended July 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2014

72

Tax Information

(Unaudited)

For the period ended October 31, 2014, the Fund reports the maximum amount allowable but not less than the following percentages of ordinary income dividends paid as: 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (QDI); and 2) eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code (DRD):

	QDI	DRD

Prudential Income Builder Fund	49.69%	37.87%

In January 2015, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends received by you in calendar year 2014.

Prudential Income Builder Fund	73

Results of Proxy Voting

(Unaudited)

At a special meeting of shareholders held on August 14, 2014, shareholders of the Target Conservative Allocation Fund (the “Fund”), a series of the Prudential Investment Portfolios 16, voted to approve two (2) proposals.

Proposal 1

To approve new subadvisory agreements between PI and each of the following affiliated subadvisers with respect to the Fund:

(a) Quantitative Management Associates LLC (“QMA”);

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	3,994,107.934	75.363%	40.278%
AGAINST	200,280.220	3.779%	2.020%
ABSTAIN	327,341.221	6.176%	3.301%

TOTAL	5,299,840.375	100.000%	53.446%

(b) Jennison Associates LLC (“Jennison”);

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	4,020,305.441	75.857%	40.542%
AGAINST	173,275.791	3.269%	1.747%
ABSTAIN	328,148.143	6.192%	3.310%

TOTAL	5,299,840.375	100.000%	53.446%

(c) Prudential Fixed Income (“PFI”), a business unit of Prudential Investment Management, Inc. (“PIM”); and

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	4,008,117.096	75.627%	40.420%
AGAINST	171,299.373	3.232%	1.727%
ABSTAIN	342,312.906	6.459%	3.452%

TOTAL	5,299,840.375	100.000%	53.446%

(d) Prudential Real Estate Investors (PREI® or “PREI”), a business unit of PIM.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	3,983,977.330	75.172%	40.176%
AGAINST	192,043.479	3.624%	1.937%
ABSTAIN	345,708.566	6.522%	3.486%

TOTAL	5,299,840.375	100.000%	53.446%

74

Proposal 2

To permit PI to enter into or make material changes to your Fund’s subadvisory agreements with both unaffiliated subadvisers and subadvisers that are wholly-owned subsidiaries of the manager or a sister company of the manager (“wholly-owned subadvisers”) without shareholder approval.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	3,863,128.720	72.382%	38.685%
AGAINST	349,943.191	6.603%	3.529%
ABSTAIN	335,657.464	6.333%	3.385%

TOTAL	5,299,840.375	100.000%	53.446%

Prudential Income Builder Fund	75

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 69	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (62) Board Member Portfolios Overseen: 70	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (62) Board Member Portfolios Overseen: 70	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Income Builder Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (58) Board Member Portfolios Overseen: 70	Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (69) Board Member Portfolios Overseen: 69	Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (75) Board Member Portfolios Overseen: 69	Retired; Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (72) Board Member Portfolios Overseen: 70	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (62) Board Member Portfolios Overseen: 69	Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 70	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (75) Board Member Portfolios Overseen:70	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 70	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (52) Board Member & President Portfolios Overseen: 64	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 70	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Income Builder Fund

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Grace C. Torres* (55) Board Member Portfolios Overseen: 65	Retired; Formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	None.

* Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1) The year that each Board Member joined the Funds’ Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 1998; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009’ Grace C. Torres, 2014.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (40) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (52) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Prudential Income Builder Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Deborah A. Docs, Secretary • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Prudential Real Estate Investors	7 Giralda Farms Madison, NJ 07940

	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Income Builder Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL INCOME BUILDER FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PCGAX	PBCFX	PCCFX	PCLRX	PDCZX
CUSIP	74442X108	74442X207	74442X306	74442X405	74442X504

MFSP504E    0271083-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL

DEFENSIVE EQUITY FUND

ANNUAL REPORT • OCTOBER 31, 2014

Fund Type

Defensive Equity

Objective

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), a Prudential Financial company. Quantitative Management Associates LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). QMA and PIM are registered investment advisers and Prudential Financial companies. © 2014 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2014

Dear Shareholder:

We hope you find the annual report for the Prudential Defensive Equity Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2014. Please note the Fund has changed its year-end fiscal date from July 31 to October 31. Going forward, the Fund’s annual and semi-annual reports will be based on the new fiscal year-end cycle, and will not affect the management or operation of the Fund.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Defensive Equity Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Defensive Equity Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/14
	One Year	Five Years	Ten Years
Class A	14.40%	68.98%	89.81%
Class B	13.52	62.69	76.07
Class C	13.52	62.69	76.07
Class R	14.07	66.99	85.38
Class Z	14.64	71.11	94.56
S&P 500 Index	17.24	116.27	119.89
Russell 1000® Defensive Index	16.91	112.34	118.99
Lipper Large-Cap Core Funds Avg.	14.95	102.60	109.09

Average Annual Total Returns (With Sales Charges) as of 9/30/14
	One Year	Five Years	Ten Years	Since Inception
Class A	10.59%	9.11%	6.01%	—
Class B	11.13	9.39	5.81	—
Class C	15.13	9.53	5.81	—
Class R	16.78	10.09	N/A	6.26% (10/4/04)
Class Z	17.27	10.61	6.87	—
S&P 500 Index	19.70	15.69	8.10	—
Russell 1000 Defensive Index	18.85	15.59	7.95	—
Lipper Large-Cap Core Funds Avg.	17.41	14.20	7.51	—

Average Annual Total Returns (With Sales Charges) as of 10/31/14
	One Year	Five Years	Ten Years
Class A	8.11%	9.81%	6.02%
Class B	8.52	10.09	5.82
Class C	12.52	10.22	5.82
Class R	14.07	10.80	6.37
Class Z	14.64	11.34	6.88

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Average Annual Total Returns (Without Sales Charges) as of 10/31/14
	One Year	Five Years	Ten Years
Class A	14.40%	11.06%	6.62%
Class B	13.52	10.22	5.82
Class C	13.52	10.22	5.82
Class R	14.07	10.80	6.37
Class Z	14.64	11.34	6.88

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Defensive Equity Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Russell 1000 Defensive Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2004) and the account values at the end of the current fiscal year (October 31, 2014) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

*Effective May 8, 2013, the Fund’s investment strategy and policies were changed and Quantitative Management Associates LLC (QMA) became the subadviser to the Fund. The Fund’s performance prior to May 8, 2013 is not attributable to QMA or to the Fund’s current investment strategies.

Prudential Defensive Equity Fund	3

Your Fund’s Performance (continued)

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper, Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Year 1) 4% (Year 2) 3% (Year 3) 2% (Year 4) 1% (Years 5/6) 0% (Year 7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large US public companies. It gives an indication of how US stock prices have performed. S&P 500 Index Closest Month-End to Inception average annual total return as of 9/30/14 is 8.10% for Class R.

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Russell 1000 Defensive Index

The Russell 1000 Defensive Index is unmanaged and measures the performance of the large-cap defensive segment of the US equity universe. It includes those Russell 1000 Index companies with relatively stable business conditions which are less sensitive to economic cycles, credit cycles, and market volatility based on their stability variables. Stability is measured in terms of volatility (price and earnings), leverage, and return on assets. Russell 1000 Defensive Index Closest Month-End to Inception average annual total return as of 9/30/14 is 7.95% for Class R.

Lipper Large-Cap Core Funds Average

The Lipper Large-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Lipper Average Closest Month-End to Inception average annual total return as of 9/30/14 is 7.51% for Class R.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/14
Verizon Communications, Inc., Diversified Telecommunication Services	4.8%
AT&T, Inc., Diversified Telecommunication Services	4.2
Apple, Inc., Technology Hardware, Storage & Peripherals	3.5
Exxon Mobil Corp., Oil, Gas & Consumable Fuels	2.5
Microsoft Corp., Software	2.1

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/14
Diversified Telecommunication Services	9.8%
Oil, Gas & Consumable Fuels	8.0
Banks	6.3
Pharmaceuticals	5.4
Technology Hardware, Storage & Peripherals	4.6

Industry weightings reflect only long-term investments and are subject to change.

Prudential Defensive Equity Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Defensive Equity Fund’s Class A shares rose by 14.40% for the 12 months ended October 31, 2014, underperforming the 16.91% rise of the Russell 1000 Defensive Index (the Index) and the 14.95% advance of the Lipper Large-Cap Core Funds Average. The Fund also underperformed the 17.24% gain of the S&P 500 Index.

What were conditions like in the US stock market?

•

US equities began the 12-month reporting period by posting solid gains in November and December, capping off a banner year. Market volatility was modest, despite a partial government shutdown during October. In December, amid stronger economic growth, the Federal Reserve (the Fed) announced it would begin trimming the quantitative easing bond-buying program in January 2014. Investors greeted the news with enthusiasm and stocks rallied.

•

US equities slogged through a harsh winter and economic headwinds to generate a small gain in the first quarter of 2014. Weaker manufacturing growth in China led to a steep sell-off in January. Although stock prices rebounded to a record high the following month, prices again stumbled in March due to geopolitical tensions between Russia and Ukraine, concerns surrounding slowing US economic growth, driven by unusually bad winter weather, and suggestions by new Fed chair Janet Yellen that the Fed might begin to increase interest rates shortly after the projected end of the quantitative easing program.

•

The stock market hit a new high the first week of the second quarter before falling back on continued geopolitical worries, largely about Ukraine, and uncertainty about corporate earnings. Positive sentiment in May led to a series of new market highs which continued into June even as the Fed continued to taper. Later in the month, a militant insurgency in Iraq briefly slowed market momentum and put oil markets on edge. Although first-quarter US economic growth was revised downward to its worst contraction in five years, US equities posted modest gains for the period.

•

US equity performance was tepid in the third quarter. A “buy-on-the-dip” sentiment prevailed, driven by solid fundamentals and robust economic growth. US stocks shrugged off intensifying geopolitical conflicts in the Middle East and Ukraine to hit yet another record high in August. Volatility picked up in September as investors speculated that the Fed might raise interest rates sooner rather than later following October’s projected ending of the quantitative easing program.

•	Concerns about a global slowdown, a strengthening US dollar which can potentially hurt exports of multinational companies, and the anticipated

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upcoming Fed rate increase roiled equity markets resulting in a sharp mid-October pullback. However, a confluence of positive events including the Bank of Japan’s plans to boost its quantitative easing program and increase the government pension fund’s allocation into equities, generally strong third-quarter US earnings reports coupled with upbeat US economic news, helped push the S&P 500 to close October at a new record high.

Which strategies affected the Fund’s performance?

•

The Fund attempts to provide long term performance in-line with broader equity markets, while reducing risk as measured by standard deviation (a statistical measurement that addresses historical volatility) and maximum drawdown (defined as peak-to-trough decline).

•	To do this, QMA deployed its equity sector rotation strategy, which resulted in overweighting and underweighting certain sectors

•	The Fund also made tactical investments in CBOE Volatility Index® (VIX®) futures. (See comments at end of discussion.)

Why did the Fund decide to overweight certain sectors and underweight others?

•

QMA’s equity sector rotation strategy evaluated sectors in the S&P 500 using four criteria: value, momentum, volatility, and correlation. This model then ranked each of the ten sectors for each criterion, and then assigned sector weightings based on each sector’s aggregate combined ranking. These weightings were also adjusted by QMA based on external criteria not included in the Fund’s strategic model, such as specific industry news, risks, and other factors.

How did the equity sector rotation strategy affect performance?

•	During the reporting period, the Fund underperformed the broad-based S&P 500 Index due to its defensive bias relative to the Index.

•	The Fund’s overweight positions in telecommunication services, consumer staples, industrials, and utilities detracted from performance.

•	An underweight position in the information technology sector also impacted performance negatively.

How did tactical investments in CBOE VIX® futures, a form of derivatives, affect Fund performance?

•

The Fund invested in CBOE Volatility Index® (VIX®) futures on three separate occasions during the period. VIX futures are futures contracts on forward 30-day implied volatility of the S&P 500 Index. These positions were held briefly during periods of heightened market volatility and helped relative performance modestly.

Prudential Defensive Equity Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2014, at the beginning of the period, and held through the six-month period ended October 31, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

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Prudential Investments Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Defensive Equity Fund		Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio Based on the Six-Month Period**	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,066.60	1.40%	$7.29
	Hypothetical	$1,000.00	$1,018.15	1.40%	$7.12

Class B	Actual	$1,000.00	$1,062.30	2.15%	$11.18
	Hypothetical	$1,000.00	$1,014.37	2.15%	$10.92

Class C	Actual	$1,000.00	$1,062.30	2.15%	$11.18
	Hypothetical	$1,000.00	$1,014.37	2.15%	$10.92

Class R	Actual	$1,000.00	$1,065.10	1.65%	$8.59
	Hypothetical	$1,000.00	$1,016.89	1.65%	$8.39

Class Z	Actual	$1,000.00	$1,068.00	1.15%	$5.99
	Hypothetical	$1,000.00	$1,019.41	1.15%	$5.85

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2014, and divided by 365 days (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**The Annualized Expense Ratio has been calculated using a 92 day period ended October 31, 2014 due to Fund’s fiscal year end change from July 31, 2014 to October 31, 2014.

Prudential Defensive Equity Fund	9

Fees and Expenses (continued)

The Fund’s annualized expense ratios for the year ended October 31, 2014, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.45%	1.40%
B	2.15	2.15
C	2.15	2.15
R	1.90	1.65
Z	1.15	1.15

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of October 31, 2014

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 95.6%

COMMON STOCKS

Aerospace & Defense 3.1%
Boeing Co. (The)	11,260	$1,406,487
General Dynamics Corp.	5,340	746,318
Honeywell International, Inc.	13,200	1,268,784
L-3 Communications Holdings, Inc.	1,450	176,117
Lockheed Martin Corp.	4,530	863,282
Northrop Grumman Corp.	3,490	481,480
Precision Castparts Corp.	2,410	531,887
Raytheon Co.	5,200	540,176
Rockwell Collins, Inc.	2,300	193,545
Textron, Inc.	4,700	195,191
United Technologies Corp.	14,290	1,529,030

		7,932,297

Air Freight & Logistics 0.9%
C.H. Robinson Worldwide, Inc.	2,500	173,025
Expeditors International of Washington, Inc.	3,300	140,778
FedEx Corp.	4,460	746,604
United Parcel Service, Inc. (Class B Stock)	11,810	1,238,987

		2,299,394

Airlines 0.4%
Delta Air Lines, Inc.	14,100	567,243
Southwest Airlines Co.	11,500	396,520

		963,763

Auto Components 0.1%
BorgWarner, Inc.	460	26,229
Delphi Automotive PLC (United Kingdom)	600	41,388
Goodyear Tire & Rubber Co. (The)	500	12,115
Johnson Controls, Inc.	1,400	66,150

		145,882

Automobiles 0.1%
Ford Motor Co.	8,100	114,129
General Motors Co.	2,800	87,920
Harley-Davidson, Inc.	500	32,850

		234,899

See Notes to Financial Statements.

Prudential Defensive Equity Fund	11

Portfolio of Investments

as of October 31, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Banks 6.3%
Bank of America Corp.	157,500	$2,702,700
BB&T Corp.	10,900	412,892
Citigroup, Inc.	45,400	2,430,262
Comerica, Inc.	2,800	133,672
Fifth Third Bancorp	12,800	255,872
Huntington Bancshares, Inc.	12,900	127,839
JPMorgan Chase & Co.	56,300	3,405,024
KeyCorp	13,600	179,520
M&T Bank Corp.	2,030	248,025
PNC Financial Services Group, Inc. (The)	8,200	708,398
Regions Financial Corp.	21,300	211,509
SunTrust Banks, Inc.	8,100	317,034
U.S. Bancorp	27,100	1,154,460
Wells Fargo & Co.	71,100	3,774,699
Zions Bancorporation	3,200	92,704

		16,154,610

Beverages 1.5%
Brown-Forman Corp. (Class B Stock)	1,600	148,272
Coca-Cola Co. (The)	40,100	1,679,388
Coca-Cola Enterprises, Inc.	2,300	99,705
Constellation Brands, Inc. (Class A Stock)*	1,700	155,618
Dr. Pepper Snapple Group, Inc.	2,000	138,500
Molson Coors Brewing Co. (Class B Stock)	1,600	119,008
Monster Beverage Corp.*	1,500	151,320
PepsiCo, Inc.	15,300	1,471,401

		3,963,212

Biotechnology 2.6%
Alexion Pharmaceuticals, Inc.*	2,440	466,918
Amgen, Inc.	9,370	1,519,627
Biogen Idec, Inc.*	2,910	934,343
Celgene Corp.*	9,860	1,055,907
Gilead Sciences, Inc.*	18,640	2,087,680
Regeneron Pharmaceuticals, Inc.*	910	358,285
Vertex Pharmaceuticals, Inc.*	2,940	331,162

		6,753,922

See Notes to Financial Statements.

12

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Building Products 0.1%
Allegion PLC	1,566	$83,139
Masco Corp.	5,900	130,213

		213,352

Capital Markets 2.4%
Affiliated Managers Group, Inc.*	870	173,817
Ameriprise Financial, Inc.	2,860	360,846
Bank of New York Mellon Corp. (The)	17,100	662,112
BlackRock, Inc.	1,910	651,520
Charles Schwab Corp. (The)	17,300	495,991
E*TRADE Financial Corp.*	4,600	102,580
Franklin Resources, Inc.	5,990	333,104
Goldman Sachs Group, Inc. (The)	6,160	1,170,339
Invesco Ltd.	6,600	267,102
Legg Mason, Inc.	1,700	88,400
Morgan Stanley	23,100	807,345
Northern Trust Corp.	3,400	225,420
State Street Corp.	6,400	482,944
T. Rowe Price Group, Inc.	4,000	328,360

		6,149,880

Chemicals 2.4%
Air Products & Chemicals, Inc.	2,750	370,315
Airgas, Inc.	970	108,194
CF Industries Holdings, Inc.	720	187,200
Dow Chemical Co. (The)	16,100	795,340
E.I. du Pont de Nemours & Co.	13,100	905,865
Eastman Chemical Co.	2,200	177,716
Ecolab, Inc.	3,870	430,460
FMC Corp.	1,900	108,965
International Flavors & Fragrances, Inc.	1,150	114,023
LyondellBasell Industries NV (Class A Stock)	6,110	559,859
Monsanto Co.	7,530	866,251
Mosaic Co. (The)	4,600	203,826
PPG Industries, Inc.	1,980	403,306
Praxair, Inc.	4,190	527,898
Sherwin-Williams Co. (The)	1,200	275,472
Sigma-Aldrich Corp.	1,710	232,406

		6,267,096

See Notes to Financial Statements.

Prudential Defensive Equity Fund	13

Portfolio of Investments

as of October 31, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Commercial Services & Supplies 0.5%
ADT Corp. (The)	2,900	$103,936
Cintas Corp.	1,600	117,184
Pitney Bowes, Inc.	3,400	84,116
Republic Services, Inc.	4,200	161,280
Stericycle, Inc.*	1,430	180,180
Tyco International Ltd.	7,400	317,682
Waste Management, Inc.	7,300	356,897

		1,321,275

Communications Equipment 1.6%
Cisco Systems, Inc.	70,900	1,734,923
F5 Networks, Inc.*	1,030	126,669
Harris Corp.	1,500	104,400
Juniper Networks, Inc.	5,500	115,885
Motorola Solutions, Inc.	3,100	199,950
QUALCOMM, Inc.	23,300	1,829,283

		4,111,110

Construction & Engineering 0.2%
Fluor Corp.	2,700	179,118
Jacobs Engineering Group, Inc.*	2,200	104,390
Quanta Services, Inc.*	3,600	122,688

		406,196

Construction Materials 0.1%
Martin Marietta Materials, Inc.	890	104,059
Vulcan Materials Co.	1,900	117,249

		221,308

Consumer Finance 1.0%
American Express Co.	13,500	1,214,325
Capital One Financial Corp.	8,500	703,545
Discover Financial Services	7,000	446,460
Navient Corp.	6,600	130,548

		2,494,878

Containers & Packaging 0.2%
Avery Dennison Corp.	1,300	60,905
Ball Corp.	2,000	128,860
Bemis Co., Inc.	1,400	53,858

See Notes to Financial Statements.

14

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Containers & Packaging (cont’d.)
MeadWestvaco Corp.	2,400	$106,008
Owens-Illinois, Inc.*	2,300	59,271
Sealed Air Corp.	3,000	108,750

		517,652

Distributors
Genuine Parts Co.	300	29,124

Diversified Consumer Services
H&R Block, Inc.	500	16,155

Diversified Financial Services 2.1%
Berkshire Hathaway, Inc. (Class B Stock)*	27,290	3,824,966
CME Group, Inc.	4,800	402,288
IntercontinentalExchange, Inc.	1,736	361,592
Leucadia National Corp.	5,000	118,900
McGraw-Hill Financial, Inc.	4,100	370,968
Moody’s Corp.	2,900	287,767
NASDAQ OMX Group, Inc. (The)	1,900	82,194

		5,448,675

Diversified Telecommunication Services 9.8%
AT&T, Inc.	306,000	10,661,040
CenturyLink, Inc.	33,600	1,393,728
Frontier Communications Corp.	59,100	386,514
Verizon Communications, Inc.	244,600	12,291,150
Windstream Holdings, Inc.	35,500	372,040

		25,104,472

Electric Utilities 2.0%
American Electric Power Co., Inc.	7,800	455,052
Duke Energy Corp.	11,400	936,510
Edison International	5,200	325,416
Entergy Corp.	2,900	243,658
Exelon Corp.	13,700	501,283
FirstEnergy Corp.	6,700	250,178
NextEra Energy, Inc.	7,020	703,544
Northeast Utilities	5,100	251,685
Pepco Holdings, Inc.	4,000	109,360
Pinnacle West Capital Corp.	1,800	110,646

See Notes to Financial Statements.

Prudential Defensive Equity Fund	15

Portfolio of Investments

as of October 31, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Electric Utilities (cont’d.)
PPL Corp.	10,600	$370,894
Southern Co. (The)	14,400	667,584
Xcel Energy, Inc.	8,100	271,107

		5,196,917

Electrical Equipment 0.7%
AMETEK, Inc.	4,100	213,815
Eaton Corp. PLC	8,000	547,120
Emerson Electric Co.	11,700	749,502
Rockwell Automation, Inc.	2,320	260,652

		1,771,089

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp. (Class A Stock)	4,340	219,517
Corning, Inc.	17,900	365,697
FLIR Systems, Inc.	1,900	63,707
Jabil Circuit, Inc.	2,700	56,565
TE Connectivity Ltd. (Switzerland)	5,700	348,441

		1,053,927

Energy Equipment & Services 1.8%
Baker Hughes, Inc.	6,700	354,832
Cameron International Corp.*	3,100	184,605
Diamond Offshore Drilling, Inc.	1,000	37,710
Ensco PLC (Class A Stock)	3,500	142,065
FMC Technologies, Inc.*	3,600	201,744
Halliburton Co.	13,000	716,820
Helmerich & Payne, Inc.	1,670	144,989
Nabors Industries Ltd.	4,400	78,540
National Oilwell Varco, Inc.	6,600	479,424
Noble Corp. PLC	3,800	79,496
Schlumberger Ltd.	19,790	1,952,482
Transocean Ltd.	5,200	155,116

		4,527,823

Food & Staples Retailing 1.6%
Costco Wholesale Corp.	4,460	594,830
CVS Health Corp.	11,800	1,012,558
Kroger Co. (The)	5,000	278,550
Safeway, Inc.	2,300	80,178

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Food & Staples Retailing (cont’d.)
Sysco Corp.	5,900	$227,386
Wal-Mart Stores, Inc.	16,100	1,227,947
Walgreen Co.	8,900	571,558
Whole Foods Market, Inc.	3,600	141,588

		4,134,595

Food Products 1.1%
Archer-Daniels-Midland Co.	6,600	310,200
Campbell Soup Co.	1,800	79,506
ConAgra Foods, Inc.	4,300	147,705
General Mills, Inc.	6,200	322,152
Hershey Co. (The)	1,550	148,661
Hormel Foods Corp.	1,400	75,474
J.M. Smucker Co. (The)	1,090	113,360
Kellogg Co.	2,600	166,296
Keurig Green Mountain, Inc.	1,240	188,170
Kraft Foods Group, Inc.	6,000	338,100
McCormick & Co., Inc.	1,300	91,936
Mead Johnson Nutrition Co.	2,100	208,551
Mondelez International, Inc. (Class A Stock)	17,100	602,946
Tyson Foods, Inc. (Class A Stock)	3,000	121,050

		2,914,107

Gas Utilities
AGL Resources, Inc.	1,900	102,429

Health Care Equipment & Supplies 1.9%
Abbott Laboratories	18,500	806,415
Baxter International, Inc.	6,700	469,938
Becton, Dickinson and Co.	2,370	305,019
Boston Scientific Corp.*	16,300	216,464
C.R. Bard, Inc.	920	150,853
CareFusion Corp.*	2,500	143,425
Covidien PLC	5,600	517,664
DENTSPLY International, Inc.	1,700	86,309
Edwards Lifesciences Corp.*	1,310	158,405
Intuitive Surgical, Inc.*	450	223,110
Medtronic, Inc.	12,100	824,736
St. Jude Medical, Inc.	3,500	224,595
Stryker Corp.	3,700	323,861

See Notes to Financial Statements.

Prudential Defensive Equity Fund	17

Portfolio of Investments

as of October 31, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Health Care Equipment & Supplies (cont’d.)
Varian Medical Systems, Inc.*	1,300	$109,356
Zimmer Holdings, Inc.	2,080	231,379

		4,791,529

Health Care Providers & Services 1.9%
Aetna, Inc.	4,400	363,044
AmerisourceBergen Corp.	2,600	222,066
Cardinal Health, Inc.	4,200	329,616
Cigna Corp.	3,300	328,581
DaVita HealthCare Partners, Inc.*	2,080	162,386
Express Scripts Holding Co.*	9,200	706,744
Humana, Inc.	1,900	263,815
Laboratory Corp. of America Holdings*	1,050	114,754
McKesson Corp.	2,860	581,753
Patterson Cos., Inc.	1,000	43,110
Quest Diagnostics, Inc.	1,800	114,228
Tenet Healthcare Corp.*	1,200	67,260
UnitedHealth Group, Inc.	12,000	1,140,120
Universal Health Services, Inc. (Class B Stock)	1,130	117,192
WellPoint, Inc.	3,380	428,212

		4,982,881

Health Care Technology 0.1%
Cerner Corp.*	3,700	234,358

Hotels, Restaurants & Leisure 0.2%
Carnival Corp.	900	36,135
Chipotle Mexican Grill, Inc.*	70	44,660
Darden Restaurants, Inc.	300	15,534
Marriott International, Inc. (Class A Stock)	500	37,875
McDonald’s Corp.	2,030	190,272
Starbucks Corp.	1,600	120,896
Starwood Hotels & Resorts Worldwide, Inc.	400	30,664
Wyndham Worldwide Corp.	300	23,301
Wynn Resorts Ltd.	170	32,302
Yum! Brands, Inc.	900	64,647

		596,286

Household Durables 0.1%
D.R. Horton, Inc.	600	13,674
Garmin Ltd.	200	11,096

See Notes to Financial Statements.

18

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Household Durables (cont’d.)
Harman International Industries, Inc.	150	$16,101
Leggett & Platt, Inc.	300	11,814
Lennar Corp. (Class A Stock)	300	12,924
Mohawk Industries, Inc.*	130	18,465
Newell Rubbermaid, Inc.	500	16,665
PulteGroup, Inc.	700	13,433
Whirlpool Corp.	170	29,249

		143,421

Household Products 1.4%
Clorox Co. (The)	1,300	129,350
Colgate-Palmolive Co.	8,700	581,856
Kimberly-Clark Corp.	3,800	434,226
Procter & Gamble Co. (The)	27,500	2,399,925

		3,545,357

Independent Power & Renewable Electricity Producers 0.1%
AES Corp. (The)	10,600	149,142
NRG Energy, Inc.	5,400	161,892

		311,034

Industrial Conglomerates 2.8%
3M Co.	10,880	1,673,018
Danaher Corp.	10,200	820,080
General Electric Co.	168,400	4,346,404
Roper Industries, Inc.	1,680	265,944

		7,105,446

Insurance 2.7%
ACE Ltd.	5,090	556,337
Aflac, Inc.	6,900	412,137
Allstate Corp. (The)	6,600	428,010
American International Group, Inc.	21,500	1,151,755
Aon PLC	4,400	378,400
Assurant, Inc.	1,200	81,864
Chubb Corp. (The)	3,700	367,632
Cincinnati Financial Corp.	2,300	116,081
Genworth Financial, Inc. (Class A Stock)*	7,900	110,521
Hartford Financial Services Group, Inc. (The)	6,900	273,102
Lincoln National Corp.	4,000	219,040

See Notes to Financial Statements.

Prudential Defensive Equity Fund	19

Portfolio of Investments

as of October 31, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Insurance (cont’d.)
Loews Corp.	4,700	$204,920
Marsh & McLennan Cos., Inc.	8,300	451,271
MetLife, Inc.	16,900	916,656
Principal Financial Group, Inc.	4,200	219,954
Progressive Corp. (The)	8,300	219,203
Torchmark Corp.	2,100	111,216
Travelers Cos., Inc. (The)	5,200	524,160
Unum Group	4,000	133,840
XL Group PLC (Ireland)	4,100	138,908

		7,015,007

Internet & Catalog Retail 0.2%
Amazon.com, Inc.*	800	244,368
Expedia, Inc.	200	16,994
Netflix, Inc.*	130	51,060
Priceline Group, Inc. (The)*	110	132,683
TripAdvisor, Inc.*	290	25,712

		470,817

Internet Software & Services 3.2%
Akamai Technologies, Inc.*	2,500	150,750
eBay, Inc.*	15,700	824,250
Facebook, Inc. (Class A Stock)*	27,100	2,032,229
Google, Inc. (Class A Stock)*	3,960	2,248,765
Google, Inc. (Class C Stock)*	3,960	2,213,957
VeriSign, Inc.*	1,600	95,616
Yahoo!, Inc.*	12,800	589,440

		8,155,007

IT Services 3.2%
Accenture PLC (Class A Stock)	8,800	713,856
Alliance Data Systems Corp.*	780	221,013
Automatic Data Processing, Inc.	6,700	547,926
Cognizant Technology Solutions Corp. (Class A Stock)*	8,420	411,317
Computer Sciences Corp.	2,000	120,800
Fidelity National Information Services, Inc.	4,000	233,560
Fiserv, Inc.*	3,460	240,401
International Business Machines Corp.	12,910	2,122,404
MasterCard, Inc. (Class A Stock)	13,700	1,147,375
Paychex, Inc.	4,500	211,230

See Notes to Financial Statements.

20

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

IT Services (cont’d.)
Teradata Corp.*	2,100	$88,872
Total System Services, Inc.	2,300	77,717
Visa, Inc. (Class A Stock)	6,850	1,653,795
Western Union Co. (The)	7,300	123,808
Xerox Corp.	15,000	199,200

		8,113,274

Leisure Products
Hasbro, Inc.	200	11,506
Mattel, Inc.	700	21,749

		33,255

Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc.	4,100	226,648
PerkinElmer, Inc.	1,400	60,788
Thermo Fisher Scientific, Inc.	4,920	578,444
Waters Corp.*	1,040	115,232

		981,112

Machinery 1.9%
Caterpillar, Inc.	10,580	1,072,918
Cummins, Inc.	2,870	419,537
Deere & Co.	6,000	513,240
Dover Corp.	2,800	222,432
Flowserve Corp.	2,300	156,377
Illinois Tool Works, Inc.	6,100	555,405
Ingersoll-Rand PLC	4,500	281,790
Joy Global, Inc.	1,600	84,208
PACCAR, Inc.	6,000	391,920
Pall Corp.	1,800	164,556
Parker Hannifin Corp.	2,500	317,575
Pentair PLC (United Kingdom)	3,200	214,560
Snap-on, Inc.	980	129,497
Stanley Black & Decker, Inc.	2,600	243,464
Xylem, Inc.	3,000	109,080

		4,876,559

Media 0.5%
Cablevision Systems Corp. (Class A Stock)	400	7,448
CBS Corp. (Class B Stock)	1,000	54,220

See Notes to Financial Statements.

Prudential Defensive Equity Fund	21

Portfolio of Investments

as of October 31, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Media (cont’d.)
Comcast Corp. (Class A Stock)	5,400	$298,890
DIRECTV*	1,100	95,469
Discovery Communications, Inc. (Class A Stock)*	300	10,605
Discovery Communications, Inc. (Class C Stock)*	500	17,495
Gannett Co., Inc.	400	12,600
Interpublic Group of Cos., Inc. (The)	800	15,512
News Corp. (Class A Stock)*	950	14,706
Omnicom Group, Inc.	500	35,930
Scripps Networks Interactive, Inc. (Class A Stock)	200	15,448
Time Warner Cable, Inc.	590	86,854
Time Warner, Inc.	1,800	143,046
Twenty-First Century Fox, Inc. (Class A Stock)	3,900	134,472
Viacom, Inc. (Class B Stock)	800	58,144
Walt Disney Co. (The)	3,300	301,554

		1,302,393

Metals & Mining 0.4%
Alcoa, Inc.	16,800	281,568
Allegheny Technologies, Inc.	1,500	49,275
Freeport-McMoRan Copper & Gold, Inc.	14,900	424,650
Newmont Mining Corp.	7,100	133,196
Nucor Corp.	4,600	248,676

		1,137,365

Multiline Retail 0.1%
Dollar General Corp.*	600	37,602
Dollar Tree, Inc.*	400	24,228
Family Dollar Stores, Inc.	200	15,658
Kohl’s Corp.	400	21,688
Macy’s, Inc.	700	40,474
Nordstrom, Inc.	300	21,783
Target Corp.	1,300	80,366

		241,799

Multi-Utilities 1.4%
Ameren Corp.	3,900	165,126
CenterPoint Energy, Inc.	6,800	166,940
CMS Energy Corp.	4,400	143,748
Consolidated Edison, Inc.	4,700	297,792
Dominion Resources, Inc.	9,400	670,220

See Notes to Financial Statements.

22

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Multi-Utilities (cont’d.)
DTE Energy Co.	2,900	$238,264
Integrys Energy Group, Inc.	1,300	94,484
NiSource, Inc.	5,000	210,300
PG&E Corp.	7,500	377,400
Public Service Enterprise Group, Inc.	8,100	334,611
SCANA Corp.	2,300	126,247
Sempra Energy	3,710	408,100
TECO Energy, Inc.	3,700	72,557
Wisconsin Energy Corp.	3,600	178,776

		3,484,565

Oil, Gas & Consumable Fuels 8.0%
Anadarko Petroleum Corp.	7,730	709,459
Apache Corp.	5,900	455,480
Cabot Oil & Gas Corp.	6,300	195,930
Chesapeake Energy Corp.	7,900	175,222
Chevron Corp.	29,030	3,482,149
Cimarex Energy Co.	1,330	151,181
ConocoPhillips	18,800	1,356,420
CONSOL Energy, Inc.	3,500	128,800
Denbury Resources, Inc.	5,300	65,720
Devon Energy Corp.	5,900	354,000
EOG Resources, Inc.	8,430	801,272
EQT Corp.	2,370	222,875
Exxon Mobil Corp.	65,220	6,307,426
Hess Corp.	4,030	341,784
Kinder Morgan, Inc.	10,000	387,000
Marathon Oil Corp.	10,300	364,620
Marathon Petroleum Corp.	4,300	390,870
Murphy Oil Corp.	2,500	133,475
Newfield Exploration Co.*	2,100	68,481
Noble Energy, Inc.	5,500	316,965
Occidental Petroleum Corp.	11,900	1,058,267
ONEOK, Inc.	3,200	188,608
Phillips 66	8,600	675,100
Pioneer Natural Resources Co.	2,190	414,041
QEP Resources, Inc.	2,500	62,675
Range Resources Corp.	2,600	177,840
Southwestern Energy Co.*	5,400	175,554
Spectra Energy Corp.	10,200	399,126

See Notes to Financial Statements.

Prudential Defensive Equity Fund	23

Portfolio of Investments

as of October 31, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
Tesoro Corp.	2,000	$142,820
Valero Energy Corp.	8,100	405,729
Williams Cos., Inc. (The)	10,300	571,753

		20,680,642

Paper & Forest Products 0.1%
International Paper Co.	6,100	308,782

Personal Products 0.1%
Avon Products, Inc.	4,400	45,760
Estee Lauder Cos., Inc. (The) (Class A Stock)	2,300	172,914

		218,674

Pharmaceuticals 5.4%
AbbVie, Inc.	19,600	1,243,816
Actavis PLC*	3,259	791,090
Allergan, Inc.	3,670	697,520
Bristol-Myers Squibb Co.	20,400	1,187,076
Eli Lilly & Co.	12,100	802,593
Hospira, Inc.*	2,100	112,770
Johnson & Johnson	34,770	3,747,511
Mallinckrodt PLC*	1,400	129,052
Merck & Co., Inc.	35,600	2,062,664
Mylan, Inc.*	4,600	246,330
Perrigo Co. PLC	1,650	266,392
Pfizer, Inc.	78,100	2,339,095
Zoetis, Inc.	6,100	226,676

		13,852,585

Professional Services 0.2%
Dun & Bradstreet Corp. (The)	610	74,914
Equifax, Inc.	2,100	159,054
Nielsen NV	5,100	216,699
Robert Half International, Inc.	2,300	125,994

		576,661

Real Estate Investment Trusts (REITs) 2.5%
American Tower Corp.	6,000	585,000
Apartment Investment & Management Co. (Class A Stock)	2,400	85,896
AvalonBay Communities, Inc.	2,010	313,238

See Notes to Financial Statements.

24

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
Boston Properties, Inc.	2,350	$297,863
Crown Castle International Corp.	5,100	398,412
Equity Residential	5,500	382,580
Essex Property Trust, Inc.	990	199,742
General Growth Properties, Inc.	9,600	248,736
HCP, Inc.	7,000	307,790
Health Care REIT, Inc.	5,000	355,550
Host Hotels & Resorts, Inc.	11,600	270,396
Iron Mountain, Inc.	2,700	97,389
Kimco Realty Corp.	6,400	159,680
Macerich Co. (The)	2,200	155,100
Plum Creek Timber Co., Inc.	2,800	114,828
Prologis, Inc.	7,600	316,540
Public Storage	2,210	407,391
Simon Property Group, Inc.	4,690	840,495
Ventas, Inc.	4,500	308,295
Vornado Realty Trust	2,710	296,691
Weyerhaeuser Co.	8,100	274,266

		6,415,878

Real Estate Management & Development 0.1%
CBRE Group, Inc. (Class A Stock)*	4,400	140,800

Road & Rail 1.3%
CSX Corp.	16,700	595,021
Kansas City Southern	1,860	228,389
Norfolk Southern Corp.	5,200	575,328
Ryder System, Inc.	900	79,623
Union Pacific Corp.	15,070	1,754,902

		3,233,263

Semiconductors & Semiconductor Equipment 2.3%
Altera Corp.	4,300	147,791
Analog Devices, Inc.	4,400	218,328
Applied Materials, Inc.	16,900	373,321
Avago Technologies Ltd. (Singapore)	3,500	301,875
Broadcom Corp. (Class A Stock)	7,500	314,100
First Solar, Inc.*	1,100	64,790
Intel Corp.	68,800	2,339,888
KLA-Tencor Corp.	2,300	182,045
Lam Research Corp.	2,300	179,078

See Notes to Financial Statements.

Prudential Defensive Equity Fund	25

Portfolio of Investments

as of October 31, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
Linear Technology Corp.	3,300	$141,372
Microchip Technology, Inc.	2,800	120,708
Micron Technology, Inc.*	14,900	493,041
NVIDIA Corp.	7,100	138,734
Texas Instruments, Inc.	14,800	734,968
Xilinx, Inc.	3,700	164,576

		5,914,615

Software 3.7%
Adobe Systems, Inc.*	6,600	462,792
Autodesk, Inc.*	3,200	184,128
CA, Inc.	4,400	127,864
CDK Global, Inc.*	2,333	78,389
Citrix Systems, Inc.*	2,300	147,729
Electronic Arts, Inc.*	4,300	176,171
Intuit, Inc.	4,000	352,040
Microsoft Corp.	114,600	5,380,470
Oracle Corp.	45,200	1,765,060
Red Hat, Inc.*	2,600	153,192
salesforce.com, Inc.*	8,000	511,920
Symantec Corp.	9,600	238,272

		9,578,027

Specialty Retail 0.3%
AutoNation, Inc.*	200	11,452
AutoZone, Inc.*	70	38,746
Bed Bath & Beyond, Inc.*	400	26,936
Best Buy Co., Inc.	600	20,484
CarMax, Inc.*	400	22,364
GameStop Corp. (Class A Stock)	200	8,552
Gap, Inc. (The)	600	22,734
Home Depot, Inc. (The)	2,800	273,056
L Brands, Inc.	500	36,060
Lowe’s Cos., Inc.	2,100	120,120
O’Reilly Automotive, Inc.*	220	38,694
PetSmart, Inc.	200	14,470
Ross Stores, Inc.	500	40,360
Staples, Inc.	1,300	16,484
Tiffany & Co.	240	23,069
TJX Cos., Inc. (The)	1,500	94,980

See Notes to Financial Statements.

26

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
Tractor Supply Co.	300	$21,966
Urban Outfitters, Inc.*	200	6,072

		836,599

Technology Hardware, Storage & Peripherals 4.6%
Apple, Inc.	83,320	8,998,560
EMC Corp.	28,200	810,186
Hewlett-Packard Co.	25,900	929,292
NetApp, Inc.	4,400	188,320
SanDisk Corp.	3,140	295,600
Seagate Technology PLC	4,500	282,735
Western Digital Corp.	3,120	306,914

		11,811,607

Textiles, Apparel & Luxury Goods 0.1%
Coach, Inc.	500	17,190
Fossil Group, Inc.*	100	10,166
Michael Kors Holdings Ltd.*	400	31,436
NIKE, Inc. (Class B Stock)	1,500	139,455
PVH Corp.	180	20,583
Ralph Lauren Corp.	130	21,429
Under Armour, Inc. (Class A Stock)*	400	26,232
VF Corp.	720	48,730

		315,221

Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	7,900	76,235
People’s United Financial, Inc.	5,100	74,562

		150,797

Tobacco 1.1%
Altria Group, Inc.	20,200	976,468
Lorillard, Inc.	3,700	227,550
Philip Morris International, Inc.	15,900	1,415,259
Reynolds American, Inc.	3,100	195,021

		2,814,298

Trading Companies & Distributors 0.2%
Fastenal Co.	4,600	202,584
United Rentals, Inc.*	1,610	177,197

See Notes to Financial Statements.

Prudential Defensive Equity Fund	27

Portfolio of Investments

as of October 31, 2014 continued

Description			Shares	Value (Note 1)
COMMON STOCKS (Continued)

Trading Companies & Distributors (cont’d.)
W.W. Grainger, Inc.			1,030	$254,204

				633,985

TOTAL LONG-TERM INVESTMENTS (cost $198,543,924)				245,453,938

	Interest Rate	Maturity Date	Principal Amount (000)#
SHORT-TERM INVESTMENTS 4.5%

U.S. TREASURY OBLIGATIONS(a)(b) 0.5%
U.S. Treasury Bills	0.010%	03/19/15	600	599,898
U.S. Treasury Bills	0.030	12/18/14	150	149,998
U.S. Treasury Bills	0.453	03/19/15	550	549,907

TOTAL U.S. TREASURY OBLIGATIONS (cost $1,299,878)				1,299,803

			Shares
AFFILIATED MONEY MARKET MUTUAL FUND 4.0%
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $10,281,016)(Note 3)(c)			10,281,016	10,281,016

TOTAL SHORT-TERM INVESTMENTS (cost $11,580,894)				11,580,819

TOTAL INVESTMENTS 100.1% (cost $210,124,818; Note 5)				257,034,757
Liabilities in excess of other assets(d) (0.1)%				(362,042)

NET ASSETS 100.0%				$256,672,715

The following abbreviations are used in the portfolio descriptions:

NASDAQ—National Association of Securities Dealers Automated Quotations

REIT—Real Estate Investment Trust

#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(b)	Rates shown are the effective yields at purchase date.
(c)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

See Notes to Financial Statements.

28

(d)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at October 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2014	Unrealized Appreciation(1)
	Long Positions:
100	S&P 500 E-mini	Dec. 2014	$9,398,305	$10,057,000	$658,695
1	S&P 500 Index	Dec. 2014	484,875	502,850	17,975

					$676,670

(1)	U.S. Treasury Securities with a combined market value of $1,299,803 have been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at October 31, 2014.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and other significant observable inputs.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$7,932,297	$—	$—
Air Freight & Logistics	2,299,394	—	—
Airlines	963,763	—	—
Auto Components	145,882	—	—
Automobiles	234,899	—	—
Banks	16,154,610	—	—
Beverages	3,963,212	—	—

See Notes to Financial Statements.

Prudential Defensive Equity Fund	29

Portfolio of Investments

as of October 31, 2014 continued

	Level 1	Level 2	Level 3
Common Stocks (continued)
Biotechnology	$6,753,922	$—	$—
Building Products	213,352	—	—
Capital Markets	6,149,880	—	—
Chemicals	6,267,096	—	—
Commercial Services & Supplies	1,321,275	—	—
Communications Equipment	4,111,110	—	—
Construction & Engineering	406,196	—	—
Construction Materials	221,308	—	—
Consumer Finance	2,494,878	—	—
Containers & Packaging	517,652	—	—
Distributors	29,124	—	—
Diversified Consumer Services	16,155	—	—
Diversified Financial Services	5,448,675	—	—
Diversified Telecommunication Services	25,104,472	—	—
Electric Utilities	5,196,917	—	—
Electrical Equipment	1,771,089	—	—
Electronic Equipment, Instruments & Components	1,053,927	—	—
Energy Equipment & Services	4,527,823	—	—
Food & Staples Retailing	4,134,595	—	—
Food Products	2,914,107	—	—
Gas Utilities	102,429	—	—
Health Care Equipment & Supplies	4,791,529	—	—
Health Care Providers & Services	4,982,881	—	—
Health Care Technology	234,358	—	—
Hotels, Restaurants & Leisure	596,286	—	—
Household Durables	143,421	—	—
Household Products	3,545,357	—	—
Independent Power & Renewable Electricity Producers	311,034	—	—
Industrial Conglomerates	7,105,446	—	—
Insurance	7,015,007	—	—
Internet & Catalog Retail	470,817	—	—
Internet Software & Services	8,155,007	—	—
IT Services	8,113,274	—	—
Leisure Products	33,255	—	—
Life Sciences Tools & Services	981,112	—	—
Machinery	4,876,559	—	—
Media	1,302,393	—	—
Metals & Mining	1,137,365	—	—
Multiline Retail	241,799	—	—
Multi-Utilities	3,484,565	—	—
Oil, Gas & Consumable Fuels	20,680,642	—	—
Paper & Forest Products	308,782	—	—

See Notes to Financial Statements.

30

	Level 1	Level 2	Level 3
Common Stocks (continued)
Personal Products	$218,674	$—	$—
Pharmaceuticals	13,852,585	—	—
Professional Services	576,661	—	—
Real Estate Investment Trusts (REITs)	6,415,878	—	—
Real Estate Management & Development	140,800	—	—
Road & Rail	3,233,263	—	—
Semiconductors & Semiconductor Equipment	5,914,615	—	—
Software	9,578,027	—	—
Specialty Retail	836,599	—	—
Technology Hardware, Storage & Peripherals	11,811,607	—	—
Textiles, Apparel & Luxury Goods	315,221	—	—
Thrifts & Mortgage Finance	150,797	—	—
Tobacco	2,814,298	—	—
Trading Companies & Distributors	633,985	—	—
U.S. Treasury Obligations	—	1,299,803	—
Affiliated Money Market Mutual Fund	10,281,016	—	—
Other Financial Instruments*
Futures Contracts	676,670	—	—

Total	$256,411,624	$1,299,803	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2014 was as follows (Unaudited):

Diversified Telecommunication Services	9.8%
Oil, Gas & Consumable Fuels	8.0
Banks	6.3
Pharmaceuticals	5.4
Technology Hardware, Storage & Peripherals	4.6
Affiliated Money Market Mutual Fund	4.0
Software	3.7
Internet Software & Services	3.2
IT Services	3.2
Aerospace & Defense	3.1
Industrial Conglomerates	2.8
Insurance	2.7
Biotechnology	2.6
Real Estate Investment Trusts (REITs)	2.5
Chemicals	2.4
Capital Markets	2.4
Semiconductors & Semiconductor Equipment	2.3
Diversified Financial Services	2.1
Electric Utilities	2.0
Health Care Providers & Services	1.9
Machinery	1.9
Health Care Equipment & Supplies	1.9
Energy Equipment & Services	1.8
Food & Staples Retailing	1.6
Communications Equipment	1.6
Beverages	1.5
Household Products	1.4
Multi-Utilities	1.4
Road & Rail	1.3
Food Products	1.1

See Notes to Financial Statements.

Prudential Defensive Equity Fund	31

Portfolio of Investments

as of October 31, 2014 continued

Tobacco	1.1%
Consumer Finance	1.0
Air Freight & Logistics	0.9
Electrical Equipment	0.7
Commercial Services & Supplies	0.5
Media	0.5
U.S. Treasury Obligations	0.5
Metals & Mining	0.4
Electronic Equipment, Instruments & Components	0.4
Life Sciences Tools & Services	0.4
Airlines	0.4
Specialty Retail	0.3
Trading Companies & Distributors	0.2
Hotels, Restaurants & Leisure	0.2
Professional Services	0.2
Containers & Packaging	0.2
Internet & Catalog Retail	0.2
Construction & Engineering	0.2
Textiles, Apparel & Luxury Goods	0.1
Independent Power & Renewable Electricity Producers	0.1
Paper & Forest Products	0.1
Multiline Retail	0.1
Automobiles	0.1
Health Care Technology	0.1
Construction Materials	0.1
Personal Products	0.1
Building Products	0.1
Thrifts & Mortgage Finance	0.1
Auto Components	0.1
Household Durables	0.1
Real Estate Management & Development	0.1

100.1
Liabilities in excess of other assets	(0.1)

100.0%

The Fund invested in various derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments is equity risk.

The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Payable from/to broker—variation margin futures	$676,670	*	—	$—

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

32

The effects of derivative instruments on the Statement of Operations for the period ended October 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(186,167)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$750,290

For the period ended October 31, 2014, the Fund’s average value at trade date for futures long position was $10,656,560.

See Notes to Financial Statements.

Prudential Defensive Equity Fund	33

Statement of Assets & Liabilities

as of October 31, 2014

Assets
Investments at value:
Unaffiliated investments (cost $199,843,802)	$246,753,741
Affiliated investments (cost $10,281,016)	10,281,016
Dividends receivable	446,104
Receivable for Fund shares sold	206,596
Due from broker—variation margin futures	119,700
Tax reclaim receivable	66,443
Receivable for investments sold	4,468
Prepaid expenses	2,567

Total assets	257,880,635

Liabilities
Payable for Fund shares reacquired	732,322
Management fee payable	158,027
Accrued expenses and other liabilities	193,875
Distribution fee payable	93,471
Affiliated transfer agent fee payable	28,073
Deferred trustees’ fees	2,152

Total liabilities	1,207,920

Net Assets	$256,672,715

Net assets were comprised of:
Shares of beneficial interest, at par	$18,037
Paid-in capital in excess of par	197,968,676

197,986,713
Undistributed net investment income	1,329,049
Accumulated net realized gain on investment and foreign currency transactions	9,772,146
Net unrealized appreciation on investments and foreign currencies	47,584,807

Net assets, October 31, 2014	$256,672,715

See Notes to Financial Statements.

34

Class A
Net asset value and redemption price per share, ($184,829,725 ÷ 12,963,075 shares of common stock issued and outstanding)	$14.26
Maximum sales charge (5.50% of offering price)	0.83

Maximum offering price to public	$15.09

Class B
Net asset value, offering price and redemption price per share,
($17,164,282 ÷ 1,212,777 shares of common stock issued and outstanding)	$14.15

Class C
Net asset value, offering price and redemption price per share,
($50,549,920 ÷ 3,572,470 shares of common stock issued and outstanding)	$14.15

Class R
Net asset value, offering price and redemption price per share,
($434,406 ÷ 30,534 shares of common stock issued and outstanding)	$14.23

Class Z
Net asset value, offering price and redemption price per share,
($3,694,382 ÷ 258,360 shares of common stock issued and outstanding)	$14.30

See Notes to Financial Statements.

Prudential Defensive Equity Fund	35

Statement of Operations

	Three Months Ended October 31, 2014	Year Ended July 31, 2014
Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $263 and $11,715)	$1,362,818	$5,500,677
Affiliated dividend income	4,519	4,304
Interest income	78	1,353

Total income	1,367,415	5,506,334

Expenses
Management fee	479,506	1,913,753
Distribution fee—Class A	137,531	546,751
Distribution fee—Class B	43,203	194,544
Distribution fee—Class C	126,026	494,349
Distribution fee—Class R	799	2,936
Distribution fee—Class X	—	100
Transfer agent’s fees and expenses (including affiliated expenses of $44,500 and $141,000)	94,000	334,000
Registration fees	55,000	56,000
Audit fee	49,000	49,000
Custodian’s fees and expenses	26,000	111,000
Reports to shareholders	18,000	50,000
Legal fees and expenses	5,000	18,000
Directors’ fees	5,000	16,000
Insurance fees	1,000	4,000
Miscellaneous	2,092	9,552

Total expenses	1,042,157	3,799,985
Less: Distribution fee waiver—Class A	(22,922)	(91,125)
Distribution fee waiver—Class R	(266)	(979)

Net expenses	1,018,969	3,707,881

Net investment income	348,446	1,798,453

See Notes to Financial Statements.

36

	Three Months Ended October 31, 2014	Year Ended July 31, 2014
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$3,900,497	$7,448,684
Foreign currency transactions	—	(982)
Futures transactions	(186,167)	1,724,057

	3,714,330	9,171,759

Net change in unrealized appreciation (depreciation) on:
Investments	6,095,708	19,402,169
Futures	750,290	(541,113)
Foreign currencies	(3,859)	1,667

	6,842,139	18,862,723

Net gain on investments	10,556,469	28,034,482

Net Increase In Net Assets Resulting From Operations	$10,904,915	$29,832,935

See Notes to Financial Statements.

Prudential Defensive Equity Fund	37

Statement of Changes in Net Assets

	Three Months Ended	Year Ended July 31,
	October 31, 2014	2014	2013
Increase (Decrease) In Net Assets
Operations
Net investment income	$348,446	$1,798,453	$2,086,462
Net realized gain on investment and foreign currency transactions	3,714,330	9,171,759	41,105,566
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	6,842,139	18,862,723	(5,046,816)

Net increase in net assets resulting from operations	10,904,915	29,832,935	38,145,212

Dividends and Distributions (Note 1)
Dividends from net investment income:
Class A	—	(1,706,561)	(3,164,951)
Class B	—	(46,788)	(263,105)
Class C	—	(119,274)	(579,854)
Class R	—	(2,728)	(5,392)
Class X	—	(528)	(3,285)
Class Z	—	(42,064)	(75,420)

	—	(1,917,943)	(4,092,007)

Dividends from net realized gain:
Class A	—	(8,953,338)	—
Class B	—	(956,040)	—
Class C	—	(2,437,173)	—
Class R	—	(19,075)	—
Class X	—	(2,769)	—
Class Z	—	(176,605)	—

	—	(12,545,000)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	3,111,603	14,630,338	10,754,031
Net asset value of shares issued in reinvestment of dividends and distributions	—	14,034,436	3,973,284
Cost of shares reacquired	(9,897,163)	(44,459,227)	(46,332,983)

Net decrease in net assets resulting from Fund share transactions	(6,785,560)	(15,794,453)	(31,605,668)

Total increase (decrease)	4,119,355	(424,461)	2,447,537

Net Assets
Beginning of period	252,553,360	252,977,821	250,530,284

End of period(a)	$256,672,715	$252,553,360	$252,977,821

(a) Includes undistributed net income of:	$1,329,049	$980,603	$1,101,075

See Notes to Financial Statements.

38

Notes to Financial Statements

Prudential Investment Portfolios 16 (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end, diversified management investment company presently consisting of two funds: Prudential Defensive Equity Fund (the “Fund”) and Prudential Income Builder Fund (formerly known as the “Target Conservative Allocation Fund”). These financial statements relate only to Prudential Defensive Equity Fund. The financial statements of the other fund are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

The Trust’s fiscal year has changed from an annual reporting period that ends July 31 to one that ends October 31. This change should have no impact on the way the Trust is managed. Shareholders will receive future annual and semi-annual reports on the new fiscal year-end schedule.

The investment objective of the Fund is to seek long-term capital appreciation.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Trust consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Prudential Defensive Equity Fund	39

Notes to Financial Statements

continued

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Securities not valued using such model prices are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

40

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign

Prudential Defensive Equity Fund	41

Notes to Financial Statements

continued

exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, the value of equities or foreign currency exchange rates. The Fund may also use futures to gain additional market exposure. Should interest rates move unexpectedly, the Fund may not achieve the

42

anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearing house acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other a determinable amount, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, no instances occurred where the right to set-off existed and management has not elected to offset.

As of October 31, 2014, the Fund has not met conditions under such agreements, which give the counterparty the right to call for an early termination.

Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions on sales of portfolio securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to its respective class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

The Fund invests in real estate investment trusts, (“REITs”), which report information on the source of their distributions annually. Based on current and historical

Prudential Defensive Equity Fund	43

Notes to Financial Statements

continued

information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA furnishes investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PI pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

44

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .75% of the average daily net assets up to $500 million, .70% of average daily net assets for the next $500 million and .65% of average daily net assets in excess of $1 billion. The effective management fee rate was .75% for the year ended July 31, 2014 and the period ended October 31, 2014.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. In addition, the Fund had a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), which, together with PIMS, served as co-distributor of the Class X shares of the Fund. The Fund compensates PIMS and PAD, as applicable, for distributing and servicing the Fund’s Class A, Class B, Class C, Class R and Class X shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS or PAD. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS and PAD, as applicable, for distribution related activities at an annual rate of up to .30%, 1%, 1%, .75% and 1% of the average daily net assets of the Class A, B, C, R and X shares, respectively. PIMS has contractually agreed through February 29, 2016 to limit such expenses to .25% and .50% of the average daily net assets of the Class A and Class R shares, respectively. As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

Prior to the final conversion of Class X shares, Management received the maximum allowable amount of sales charges for Class X in accordance with regulatory limits. As such, any contingent deferred sales charges received by the Manager were contributed back into the Fund and included in the Financial Highlights as a contribution to capital.

PIMS has advised the Fund that it has received $32,299 in front-end sales charges resulting from sales of Class A shares during the period ended October 31, 2014. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs. PIMS has advised the Fund that for the period ended October 31, 2014, it has received $102, $4,302 and $462 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

Prudential Defensive Equity Fund	45

Notes to Financial Statements

continued

PIMS and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI, and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable. The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments and U.S. Government securities, for the period ended October 31, 2014, aggregated $47,896,378 and $53,401,737, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

For the period ended October 31, 2014, there were no dividends paid by the Fund. For the year ended July 31, 2014, the tax character of dividends paid by the Fund was $1,917,943 of ordinary income and $12,545,000 of long-term capital gains.

As of October 31, 2014, the accumulated undistributed earnings on a tax basis were $4,519,790 of ordinary income and $11,095,912 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

46

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$213,960,503	$48,290,541	$(5,216,287)	$43,074,254	$(1,802)	$43,072,452

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributed to appreciation (depreciation) of foreign currencies, futures and mark-to-market of receivables and payables.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R, and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. As of April 11, 2014, the last conversion of Class X to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale. An exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

Prudential Defensive Equity Fund	47

Notes to Financial Statements

continued

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

As of October 31, 2014, Prudential owned 249 shares of Class R.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Three months ended October 31, 2014:
Shares sold	102,855	$1,427,801
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	(461,969)	(6,438,802)

Net increase (decrease) in shares outstanding before conversion	(359,114)	(5,011,001)
Shares issued upon conversion from Class B	47,177	661,409
Shares reacquired upon conversion into Class Z	(10,740)	(147,694)

Net increase (decrease) in shares outstanding	(322,677)	$(4,497,286)

Year ended July 31, 2014:
Shares sold	682,676	$8,978,523
Shares issued in reinvestment of dividends and distributions	818,551	10,477,453
Shares reacquired	(2,568,826)	(33,874,215)

Net increase (decrease) in shares outstanding before conversion	(1,067,599)	(14,418,239)
Shares issued upon conversion from Class B and Class X	383,775	5,076,077
Shares reacquired upon conversion into Class Z	(497)	(6,957)

Net increase (decrease) in shares outstanding	(684,321)	$(9,349,119)

Year ended July 31, 2013:
Shares sold	513,428	$6,198,588
Shares issued in reinvestment of dividends and distributions	267,592	3,106,744
Shares reacquired	(2,643,619)	(31,430,563)

Net increase (decrease) in shares outstanding before conversion	(1,862,599)	(22,125,231)
Shares issued upon conversion from Class B and Class X	623,668	7,526,298
Shares reacquired upon conversion into Class Z	(4,119)	(48,752)

Net increase (decrease) in shares outstanding	(1,243,050)	$(14,647,685)

48

Class B	Shares	Amount
Three months ended October 31, 2014:
Shares sold	4,039	$55,320
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	(27,270)	(376,535)

Net increase (decrease) in shares outstanding before conversion	(23,231)	(321,215)
Shares reacquired upon conversion into Class A	(47,515)	(661,409)

Net increase (decrease) in shares outstanding	(70,746)	$(982,624)

Year ended July 31, 2014:
Shares sold	143,539	$1,865,871
Shares issued in reinvestment of dividends and distributions	77,954	997,032
Shares reacquired	(183,788)	(2,408,895)

Net increase (decrease) in shares outstanding before conversion	37,705	454,008
Shares reacquired upon conversion into Class A	(377,549)	(4,969,752)

Net increase (decrease) in shares outstanding	(339,844)	$(4,515,744)

Year ended July 31, 2013:
Shares sold	178,513	$2,146,514
Shares issued in reinvestment of dividends and distributions	22,454	260,470
Shares reacquired	(210,118)	(2,504,917)

Net increase (decrease) in shares outstanding before conversion	(9,151)	(97,933)
Shares reacquired upon conversion into Class A	(602,753)	(7,246,680)

Net increase (decrease) in shares outstanding	(611,904)	$(7,344,613)

Prudential Defensive Equity Fund	49

Notes to Financial Statements

continued

Class C	Shares	Amount
Three months ended October 31, 2014:
Shares sold	36,833	$505,081
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	(135,394)	(1,871,217)

Net increase (decrease) in shares outstanding before conversion	(98,561)	(1,366,136)
Shares reacquired upon conversion into Class Z	(1,961)	(26,552)

Net increase (decrease) in shares outstanding	(100,522)	$(1,392,688)

Year ended July 31, 2014:
Shares sold	216,654	$2,843,942
Shares issued in reinvestment of dividends and distributions	182,822	2,338,297
Shares reacquired	(523,803)	(6,869,389)

Net increase (decrease) in shares outstanding before conversion	(124,327)	(1,687,150)
Shares reacquired upon conversion into Class Z	(5,256)	(68,607)

Net increase (decrease) in shares outstanding	(129,583)	$(1,755,757)

Year ended July 31, 2013:
Shares sold	153,793	$1,850,504
Shares issued in reinvestment of dividends and distributions	45,590	528,828
Shares reacquired	(929,412)	(11,093,358)

Net increase (decrease) in shares outstanding before conversion	(730,029)	(8,714,026)
Shares reacquired upon conversion into Class Z	(1,150)	(13,873)

Net increase (decrease) in shares outstanding	(731,179)	$(8,727,899)

Class R
Three months ended October 31, 2014:
Shares sold	255	$3,518
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	(184)	(2,551)

Net increase (decrease) in shares outstanding	71	$967

Year ended July 31, 2014:
Shares sold	1,041	$13,810
Shares issued in reinvestment of dividends and distributions	1,703	21,803
Shares reacquired	(1,314)	(17,062)

Net increase (decrease) in shares outstanding	1,430	$18,551

Year ended July 31, 2013:
Shares sold	778	$9,309
Shares issued in reinvestment of dividends and distributions	464	5,393
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	1,242	$14,702

50

Class X	Shares	Amount
Period ended April 11, 2014*:
Shares sold	—	$—
Shares issued in reinvestment of dividends and distributions	258	3,297
Shares reacquired	(27)	(352)

Net increase (decrease) in shares outstanding	231	2,945
Shares reacquired upon conversion into Class A	(8,184)	(106,325)

Net increase (decrease) in shares outstanding	(7,953)	$(103,380)

Year ended July 31, 2013:
Shares sold	—	$—
Shares issued in reinvestment of dividends and distributions	283	3,285
Shares reacquired	(1,501)	(18,203)

Net increase (decrease) in shares outstanding	(1,218)	(14,918)
Shares reacquired upon conversion into Class A	(23,520)	(279,618)

Net increase (decrease) in shares outstanding	(24,738)	$(294,536)

Class Z
Three months ended October 31, 2014:
Shares sold	79,607	$1,119,883
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	(87,731)	(1,208,058)

Net increase (decrease) in shares outstanding before conversion	(8,124)	(88,175)
Shares issued upon conversion from Class C and Class A	12,656	174,246

Net increase (decrease) in shares outstanding	4,532	$86,071

Year ended July 31, 2014:
Shares sold	70,462	$928,192
Shares issued in reinvestment of dividends and distributions	15,344	196,554
Shares reacquired	(97,316)	(1,289,314)

Net increase (decrease) in shares outstanding before conversion	(11,510)	(164,568)
Shares issued upon conversion from Class A and Class C	5,721	75,564

Net increase (decrease) in shares outstanding	(5,789)	$(89,004)

Year ended July 31, 2013:
Shares sold	45,787	$549,116
Shares issued in reinvestment of dividends and distributions	5,906	68,564
Shares reacquired	(105,415)	(1,285,942)

Net increase (decrease) in shares outstanding before conversion	(53,722)	(668,262)
Shares issued upon conversion from Class A and Class C	5,257	62,625

Net increase (decrease) in shares outstanding	(48,465)	$(605,637)

*	As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

Prudential Defensive Equity Fund	51

Notes to Financial Statements

continued

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of .075% of the unused portion of the SCA. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the period ended October 31, 2014.

52

Financial Highlights

Class A Shares
	Three Months Ended October 31,		Year Ended July 31,
	2014(b)(f)		2014(b)	2013(b)	2012(b)	2011(b)	2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.65		$12.86	$11.23	$11.12	$9.88	$8.97
Income (loss) from investment operations:
Net investment income	.03		.12	.13	.13	.13	.14
Net realized and unrealized gain on investment transactions	.58		1.46	1.72	.09	1.20	.90
Total from investment operations	.61		1.58	1.85	.22	1.33	1.04
Less Dividends and Distributions:
Dividends from net investment income	-		(.13)	(.22)	(.11)	(.09)	(.13)
Distributions from net realized gains	-		(.66)	-	-	-	-
Total dividends and distributions	-		(.79)	(.22)	(.11)	(.09)	(.13)
Net asset value, end of period	$14.26		$13.65	$12.86	$11.23	$11.12	$9.88
Total Return(a)	4.47%		12.66%	16.69%	2.05%	13.51%	11.67%

Ratios/Supplemental Data:
Net assets, end of period (000)	$184,830		$181,385	$179,711	$170,788	$196,985	$164,925
Average net assets (000)	$181,880		$182,251	$172,847	$188,087	$186,704	$159,007
Ratios to average net assets(c):
Expense after advisory fee waiver and expense reimbursement	1.40%	(d)	1.25%	1.38%	1.41%	1.37%	1.41%
Expense before advisory fee waiver and expense reimbursement	1.45%	(d)	1.30%	1.43%	1.46%	1.42%	1.61%
Net investment income	.74%	(d)	.90%	1.05%	1.19%	1.16%	1.39%
Portfolio turnover rate	20%	(e)	87%	239%	174%	151%	140%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based upon average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Annualized.

(e) Not annualized.

(f) For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.

See Notes to Financial Statements.

Prudential Defensive Equity Fund	53

Financial Highlights

continued

Class B Shares
	Three Months Ended October 31,		Year Ended July 31,
	2014(b)(f)		2014(b)	2013(b)	2012(b)	2011(b)	2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.58		$12.80	$11.17	$11.06	$9.84	$8.97
Income (loss) from investment operations:
Net investment income (loss)	-	(g)	.02	.04	.05	.04	.06
Net realized and unrealized gain on investment transactions	.57		1.45	1.73	.09	1.20	.91
Total from investment operations	.57		1.47	1.77	.14	1.24	.97
Less Dividends and Distributions:
Dividends from net investment income	-		(.03)	(.14)	(.03)	(.02)	(.10)
Distributions from net realized gains	-		(.66)	-	-	-	-
Total dividends and distributions	-		(.69)	(.14)	(.03)	(.02)	(.10)
Net asset value, end of period	$14.15		$13.58	$12.80	$11.17	$11.06	$9.84
Total Return(a)	4.20%		11.84%	15.94%	1.26%	12.57%	10.82%

Ratios/Supplemental Data:
Net assets, end of period (000)	$17,164		$17,425	$20,780	$24,968	$36,955	$52,726
Average net assets (000)	$17,140		$19,454	$22,938	$29,979	$46,927	$62,087
Ratios to average net assets(c):
Expense after advisory fee waiver and expense reimbursement	2.15%	(d)	2.00%	2.13%	2.16%	2.12%	2.16%
Expense before advisory fee waiver and expense reimbursement	2.15%	(d)	2.00%	2.13%	2.16%	2.12%	2.16%
Net investment income (loss)	-%	(d)(h)	.16%	.30%	.45%	.41%	.65%
Portfolio turnover rate	20%	(e)	87%	239%	174%	151%	140%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based upon average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Annualized.

(e) Not annualized.

(f) For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.

(g) Less than $.005.

(h) Less than .005%.

See Notes to Financial Statements.

54

Class C Shares
	Three Months Ended October 31,		Year Ended July 31,
	2014(b)(f)		2014(b)	2013(b)	2012(b)	2011(b)	2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.57		$12.80	$11.17	$11.06	$9.84	$8.97
Income (loss) from investment operations:
Net investment income (loss)	-	(g)	.02	.04	.05	.04	.06
Net realized and unrealized gain on investment transactions	.58		1.44	1.73	.09	1.20	.91
Total from investment operations	.58		1.46	1.77	.14	1.24	.97
Less Dividends and Distributions:
Dividends from net investment income	-		(.03)	(.14)	(.03)	(.02)	(.10)
Distributions from net realized gains	-		(.66)	-	-	-	-
Total dividends and distributions	-		(.69)	(.14)	(.03)	(.02)	(.10)
Net asset value, end of period	$14.15		$13.57	$12.80	$11.17	$11.06	$9.84
Total Return(a)	4.27%		11.75%	15.94%	1.26%	12.57%	10.82%

Ratios/Supplemental Data:
Net assets, end of period (000)	$50,550		$49,855	$48,666	$50,632	$58,827	$63,077
Average net assets (000)	$50,000		$49,435	$49,670	$52,831	$62,754	$68,051
Ratios to average net assets(c):
Expense after advisory fee waiver and expense reimbursement	2.15%	(d)	2.00%	2.13%	2.16%	2.12%	2.16%
Expense before advisory fee waiver and expense reimbursement	2.15%	(d)	2.00%	2.13%	2.16%	2.12%	2.16%
Net investment income (loss)	(.01)%	(d)	.15%	.30%	.44%	.41%	.64%
Portfolio turnover rate	20%	(e)	87%	239%	174%	151%	140%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based upon average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Annualized.

(e) Not annualized.

(f) For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.

(g) Less than $.005.

See Notes to Financial Statements.

Prudential Defensive Equity Fund	55

Financial Highlights

continued

Class R Shares
	Three Months Ended October 31,		Year Ended July 31,
	2014(b)(f)		2014(b)	2013(b)	2012(b)	2011(b)	2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.63		$12.85	$11.21	$11.10	$9.87	$8.97
Income (loss) from investment operations:
Net investment income	.02		.09	.10	.10	.09	.11
Net realized and unrealized gain on investment transactions	.58		1.44	1.73	.09	1.21	.91
Total from investment operations	.60		1.53	1.83	.19	1.30	1.02
Less Dividends and Distributions:
Dividends from net investment income	-		(.09)	(.19)	(.08)	(.07)	(.12)
Distributions from net realized gains	-		(.66)	-	-	-	-
Total dividends and distributions	-		(.75)	(.19)	(.08)	(.07)	(.12)
Net asset value, end of period	$14.23		$13.63	$12.85	$11.21	$11.10	$9.87
Total Return(a)	4.40%		12.32%	16.52%	1.78%	13.16%	11.43%

Ratios/Supplemental Data:
Net assets, end of period (000)	$434		$415	$373	$311	$341	$578
Average net assets (000)	$422		$391	$341	$306	$497	$632
Ratios to average net assets(c):
Expense after advisory fee waiver and expense reimbursement	1.65%	(d)	1.50%	1.63%	1.66%	1.62%	1.66%
Expense before advisory fee waiver and expense reimbursement	1.90%	(d)	1.75%	1.88%	1.91%	1.87%	1.91%
Net investment income	.48%	(d)	.65%	.81%	.94%	.89%	1.15%
Portfolio turnover rate	20%	(e)	87%	239%	174%	151%	140%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based upon average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Annualized.

(e) Not annualized.

(f) For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.

See Notes to Financial Statements.

56

Class X Shares
	Period Ended April 11,		Year Ended July 31,
	2014(b)(h)		2013(b)	2012(b)	2011(b)	2010(b)	2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.86		$11.22	$11.12	$9.88	$8.97	$10.66
Income (loss) from investment operations:
Net investment income	.08		.12	.13	.12	.10	.13
Net realized and unrealized gain (loss) on investment transactions	.74		1.74	.08	1.21	.91	(1.58)
Total from investment operations	.82		1.86	.21	1.33	1.01	(1.45)
Less Dividends and Distributions:
Dividends from net investment income	(.13)		(.22)	(.11)	(.09)	(.10)	(.14)
Distributions from net realized gains	(.66)		-	-	-	-	(.10)
Total dividends and distributions	(.79)		(.22)	(.11)	(.09)	(.10)	(.24)
Capital Contribution	-		-	- (e)	- (e)	- (e)	-
Net asset value, end of period	$12.89		$12.86	$11.22	$11.12	$9.88	$8.97
Total Return(a)	6.39%		16.79%	1.96%	13.51%	11.28%	(13.43)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$4		$102	$367	$777	$1,430	$2,235
Average net assets (000)	$57		$184	$505	$1,112	$1,847	$2,858
Ratios to average net assets(c):
Expense after advisory fee waiver and expense reimbursement	1.34%	(f)	1.38%	1.41%	1.37%	1.77%	2.21% (d)
Expense before advisory fee waiver and expense reimbursement	1.34%	(f)	1.38%	1.41%	1.37%	1.77%	2.21% (d)
Net investment income	.94%	(f)	1.02%	1.20%	1.15%	1.04%	1.48%
Portfolio turnover rate	87%	(g)	239%	174%	151%	140%	249%

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized. Total investment return may reflect adjustments to conform with generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based upon average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of .03%.

(e) Less than $.005.

(f) Annualized.

(g) Calculated as of July 31, 2014.

(h) As of April 11, 2014, the last conversion of Class X was completed. There are no shares outstanding and Class X shares are no longer being offered for sale.

See Notes to Financial Statements.

Prudential Defensive Equity Fund	57

Financial Highlights

continued

Class Z Shares
	Three Months Ended October 31,		Year Ended July 31,
	2014(b)(f)		2014(b)	2013(b)	2012(b)	2011(b)	2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.68		$12.89	$11.24	$11.14	$9.90	$8.98
Income (loss) from investment operations:
Net investment income	.03		.15	.16	.16	.15	.16
Net realized and unrealized gain on investment transactions	.59		1.46	1.74	.08	1.21	.90
Total from investment operations	.62		1.61	1.90	.24	1.36	1.06
Less Dividends and Distributions:
Dividends from net investment income	-		(.16)	(.25)	(.14)	(.12)	(.14)
Distributions from net realized gains	-		(.66)	-	-	-	-
Total dividends and distributions	-		(.82)	(.25)	(.14)	(.12)	(.14)
Net asset value, end of period	$14.30		$13.68	$12.89	$11.24	$11.14	$9.90
Total Return(a)	4.53%		12.90%	17.13%	2.22%	13.75%	11.90%

Ratios/Supplemental Data:
Net assets, end of period (000)	$3,694		$3,473	$3,346	$3,464	$3,539	$3,848
Average net assets (000)	$4,210		$3,596	$3,533	$3,240	$3,846	$4,425
Ratios to average net assets(c):
Expense after advisory fee waiver and expense reimbursement	1.15%	(d)	1.00%	1.13%	1.16%	1.12%	1.16%
Expense before advisory fee waiver and expense reimbursement	1.15%	(d)	1.00%	1.13%	1.16%	1.12%	1.16%
Net investment income	.99%	(d)	1.16%	1.30%	1.44%	1.42%	1.64%
Portfolio turnover rate	20%	(e)	87%	239%	174%	151%	140%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based upon average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Annualized.

(e) Not annualized.

(f) For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.

See Notes to Financial Statements.

58

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 16:

We have audited the accompanying statement of assets and liabilities of Prudential Defensive Equity Fund, a series of Prudential Investment Portfolios 16, (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2014, and the related statements of operations for the three-month period ended October 31, 2014 and the year ended July 31, 2014, the statements of changes in net assets for the three-month period ended October 31, 2014 and each of the years in the two-year period ended July 31, 2014 and the financial highlights for the three-month period ended October 31, 2014 and each of the years in the five-year period ended July 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2014

Prudential Defensive Equity Fund	59

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 69	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (62) Board Member Portfolios Overseen: 70	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (62) Board Member Portfolios Overseen: 70	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Defensive Equity Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (58) Board Member Portfolios Overseen: 70	Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (69) Board Member Portfolios Overseen: 69	Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (75) Board Member Portfolios Overseen: 69	Retired; Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (72) Board Member Portfolios Overseen: 70	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (62) Board Member Portfolios Overseen: 69	Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 70	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (75) Board Member Portfolios Overseen:70	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 70	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (52) Board Member & President Portfolios Overseen: 64	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 70	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Defensive Equity Fund

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Grace C. Torres* (55) Board Member Portfolios Overseen: 65	Retired; Formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	None.

* Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1) The year that each Board Member joined the Funds’ Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 1998; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009’ Grace C. Torres, 2014.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (40) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (52) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Prudential Defensive Equity Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at www.prudentialfunds.com

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’ Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Deborah A. Docs, Secretary • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Defensive Equity Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL DEFENSIVE EQUITY FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PAMGX	DMGBX	PIMGX	SPMRX	PDMZX
CUSIP	74442X868	74442X785	74442X793	74442X819	74442X827

MFSP504E3    0270927-00001-00

Item 2 – Code of Ethics – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal period August 1, 2014 through October 31, 2014 and for the fiscal years ended July 31, 2014 and July 31, 2013, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $120,360, $120,360 and $116,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal period August 1, 2014 through October 31, 2014 and fiscal years ended July 31, 2014 and July 31, 2013. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal period August 1, 2014 through October 31, 2014 and fiscal years ended July 31, 2014 and July 31, 2013 was $0, $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Prudential Investment Portfolios 16

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date: December 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date: December 18, 2014

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date: December 18, 2014